UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant  [   ]

Check the appropriate box:

[X]

Preliminary Proxy Statement

[   ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ]

Definitive Proxy Statement

[   ]

Definitive Additional Materials

[   ]

Soliciting Material Pursuant to § 240.14a-12

HYDRODYNEX, INC.

 (Name of Registrant as Specified In Its Charter)

________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]	No fee required.
[ ]	$125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[ ]	Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

HYDRODYNEX, INC.

 451 West 21st Avenue

Spokane, Washington 99203

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 25, 2014

To the Stockholders of Hydrodynex, Inc.:

Please take notice that a Annual Meeting of Stockholders (the “Meeting”) of Hydrodynex, Inc., a Nevada corporation (“HYDRODYNEX” ), will be held on August 25, 2014 at 9:00 a.m. Pacific Standard Time, at the HYDRODYNEX executive offices, 451 West 21st Avenue, Spokane, WA 99203, for the following purposes:

1.  To ratify the Board Resolution authorizing the issuance of 42 million shares of common stock to purchase certain assets from Zoydan Games, Inc., a transaction which will involve a change in control of our company.

2.  To ratify the Board Resolution authorizing an amendment of the 2006 Non-Statutory and Non-Qualified Stock Option and Stock Appreciation Rights Plan  to increase the stock options available under the Plan from 1,000,000 shares to 5,000,000 shares.

3.  To ratify the Board Resolution authorizing the amendment of our Articles of Incorporation to  change the name of the corporation from Hydrodynex, Inc. to Zoydan Entertainment Corporation upon successful completion of the closing of the purchase of assets from Zoydan Games, Inc.

4.  To increase the authorized number of shares from 80,000,000 to 150,000,000 shares consisting of two classes; 5,000,000 shares of preferred stock and 145,000,000 shares of common stock, all with a par value of $0.0001 per share.

5.  To ratify the appointment of Li & Company, PC as our independent auditors for the year ending May 31, 2015.

6.  To elect a board of one (1) director, to serve until the 2015 annual meeting of stockholders or until their successors are duly elected and qualified

7.  To consider and act upon such other matters as may properly come before the Meeting and any adjournment thereof.

Only stockholders of record, as shown on the transfer books of HYDRODYNEX, at the close of business on July 11, 2014 will be entitled to notice of and to vote at the Meeting or at any adjournment thereof.  A list of stockholders entitled to vote at the Meeting will be available for examination by any stockholder for a proper purpose during normal business hours at the executive offices of HYDRODYNEX for a period of at least 10 days preceding the Meeting.

Whether or not you expect to be present, please sign, date and return the enclosed proxy sheet in the enclosed pre-addressed envelope as soon as possible.  No postage is required if the enclosed envelope is used and mailed in the United States.

By Order of the Board of Directors

Jerod C. Edington
President, Chief Executive Officer

Spokane, Washington
Date: July 25, 2014

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

HYDRODYNEX, INC.

451 West 21st Avenue

Spokane, Washington 99203

PROXY STATEMENT

Date, Time and Place of Meeting

The enclosed proxy is solicited on behalf of the Board of Directors of Hydrodynex, Inc. (“HYDRODYNEX”) for the Meeting of Stockholders (the “Meeting”) to be held on August 25, 2014, at 9:00 a.m. Pacific Standard Time, at the HYDRODYNEX executive offices, 451 West 21st Avenue, Spokane, WA 99203, or at any adjournments or postponements of the Meeting, for the purposes set forth in the notice attached to this proxy statement.  This proxy statement and accompanying proxy card are first being mailed to you on or about August 4, 2014.

GENERAL INFORMATION ABOUT VOTING

Record Date, Outstanding Shares, Quorum and Voting

You can vote your shares of common stock if our records show that you owned your shares as of July 11, 2014, the record date.  At the close of business on the record date, 2,874,880 shares of common stock were outstanding and entitled to vote at the Meeting.  Each share of common stock outstanding as of the record date is entitled to one vote.

You are urged to sign, date and promptly return the enclosed proxy card in the enclosed envelope.

Votes cast by proxy or in person at the Meeting will be tabulated by Jerod Edington, President, who has been appointed prior to the Meeting.  He will also determine whether a quorum is present.  In the event of any abstentions or broker non-votes with respect to any proposal coming before the Meeting, the proxy will be counted as present for purposes of determining the existence of a quorum.  Abstentions and broker on-votes typically will not be counted for purposes of approving any of the matters to be acted upon at the Meeting.  A broker non-vote generally occurs when a broker or nominee who holds shares in street name for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter.  Therefore, abstentions and broker non-votes generally have no effect under Nevada law with respect to the election of directors or other matters requiring the approval of only a majority of the shares of Common Stock present and voting at the meeting.

Business may be transacted at the Meeting if a quorum is present.  A quorum is present at the Meeting if holders of a majority of the shares of common stock entitled to vote are present in person or by proxy at the Meeting.  If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

If your shares are held in the name of a nominee, and you do not tell the nominee how to vote your shares (a "broker non-vote"), the nominee can vote them as it sees fit only on matters that are determined to be routine, and not on any other proposal.  Broker non-votes will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on any non-routine proposal.  Proposal 5, 6, and 7 are considered a routine proposals.

It is important that your proxy be returned promptly and that your shares be represented.  You are urged to sign, date, and promptly return the enclosed proxy in the enclosed envelope.

Solicitations and Voting of Proxies

When proxies are properly dated, executed, and returned, the shares they represent will be voted at the Meeting in accordance with the instructions of the stockholders.  If not otherwise instructed, the shares represented by each valid returned Proxy in the form accompanying this Proxy will be voted in accordance with the recommendation of the Board of Directors with respect to each matter submitted to the stockholders for approval, and at the discretion of the proxy holders, upon such other business as may properly come before the Meeting (including any proposal to adjourn the Meeting) and any adjournment thereof.  The matters described in this Proxy Statement are the only matters we know will be voted on at the Meeting.  If other matters are properly presented at the Meeting, the proxyholders will vote your shares in accordance with the recommendations of management.

Please follow the instructions on the enclosed Proxy card to vote on each proposal to be considered at the Meeting.  If you sign and date the Proxy card and mail it back to us in the enclosed envelope, the proxyholders named on the Proxy card will vote your shares as you instruct.  If you sign and return the Proxy card but do not vote on a proposal, the proxyholders will vote your shares

"for" such proposal or, in the case of the election of directors, vote "for" election to the Board of Directors of all the nominees presented by the Board of Directors.

Revocability of Proxies

Any person signing a Proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Meeting or at the Meeting prior to the vote pursuant to the Proxy. A Proxy may be revoked (i) by a writing delivered to the Secretary of the Company stating that the Proxy is revoked, (ii) by a subsequent Proxy that is signed by the person who signed the earlier Proxy and is presented at the Meeting, or (iii) by attendance at the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a Proxy). Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Meeting, the stockholder must bring to the Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares.  Any written notice of revocation or subsequent Proxy should be delivered to Hydrodynex, Inc., Attention: Jerod Edington, President, 451 West 21st Avenue, Spokane, WA 99203, or hand-delivered to the President of Hydrodynex, Inc. at or before the taking of the vote at the Meeting.

Expenses of Solicitation

We will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this proxy statement, the proxy, and any additional solicitation materials furnished to you.  We will reimburse our transfer agent for its out-of-pocket expenses.  We may also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding voting information to the beneficial owners. We estimate that all of the foregoing costs will approximate $2,000.  In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person.  We will not pay our employees additional compensation for contacting you.

PROPOSAL 1
RATIFICATION OF THE BOARD RESOLUTION AUTHORIZING THE ISSUANCE OF FORTY

TWO MILLION (42,000,000) SHARES AND FIVE HUNDRED FIFTY (550,000) STOCK PURCHASE

WARRANTSEXERCISABLE AT $.25 PER SHARE TO PURCHASE THE OPERATING ASSETS OF

ZOYDAN GAMES, INC., A TRANSACTION WHICH WILL INVOLVE A CHANGE OF CONTROL OF OUR

SUMMARY:

Our Board of Directors adopted a resolution on May 22, 2014, authorizing our President to execute a Sixty-Day option to  purchase certain assets of Zoydan Games, Inc., a Washington Corporation pursuant to the issuance of forty two million (42,000,000) shares of restricted Common Stock, detailed below.  An Option Agreement between Zoydan Games, Inc. and Hydrodynex, Inc. was executed on June 18, 2014.  The Option was has been extended from August to September 15, 2014 pursuant to an amended written agreement between Zoydan Games, Inc. and Hydrodynex, Inc.

The total number of shares of common stock issued and outstanding are 2,874,880.  The total number of warrants for common stock issued and outstanding is 919,700 exercisable at $.01 per share.

On June 18, 2014 Zoydan Games, Inc. granted an option to purchase certain assets to HYDRODYNEX.  Pursuant to mutual written consent the agreement was extended to September 15, 2014.  Such assets are related to certain interests in the ZOYDAN Assets and potential royalty income from games licensed out to other third party game manufacturing companies whose rights are owned by Zoydan Games, Inc.  The option may be exercised to purchase the Zoydan operating assets by the issuance of 42 million shares of restricted common stock and 550,000 stock purchase warrants which can be exercised at $.25 per share.

Transaction Information

Summary Term Sheet

-  Parties

Hydrodynex, Inc. (HYDRODYNEX) and Zoydan Games, Inc. (ZOYDAN)

-  Purchase Option

On June 18, 2014, Hydrodynex, Inc. and Zoydan Games, Inc. entered into an Option to Purchase Assets Agreement, pursuant to which Zoydan Games agreed to grant Hydrodynex, Inc. an option to purchase certain all of it operating assets.  See Option on Assets of Zoydan Games, Inc.

-  Option Termination Date

August 27, 2014, which was extended to September 15, 2014 pursuant to an amended written agreement between the parties.

-  Assets to be Purchased

(1) all right, title and interest in two exclusive master license agreements covering four developed games; 2) goodwill; 3) Zoydan trademarks, domain names and web site; 4) all right, title and interest in ten games developed or under development; 5) approximately $15,000 in cash; and 6) future royalties from the sale of three games licensed to other unrelated game publishing companies.   See “Option on Assets of Zoydan Games, Inc.

-  Purchase Price

The issuance of forty two million (42,000,000) shares of restricted Common Stock and stock purchase warrants to purchase 550,000 additional shares at $.25 per share, see section- Option on Assets of Zoydan Games Inc.

-  Contingencies to Closing

The option to purchase the assets from Zoydan Games is contingent on the occurrence of the following:  (1) Amendment of the 2006 Non-Qualified Stock Option and Stock Appreciation Rights Plan (the "Plan") to increase the stock options available in the Plan from 1,000,000 shares to 5,000,000 shares which is described in Proposal number 2 of this Proxy Statement; (2) ZOYDAN needs terminate its current private placement offering of Units (consisting of two shares of common stock and one three year warrant).  See section- Option on Assets of Zoydan Games Inc.

-  Change of Control

Upon issuance of the 42 million shares as part of the purchase price to Shareholders of Zoydan Games, the current HYDRODYNEX shareholders will hold approximately 12% of the shares outstanding of HYDRODYNEX after undertaking a 2-for-1 forward split of the 2,874,880 shares of common stock currently issued and outstanding.  (See Change of Control)

Contact Information

The address of the executive offices of HYDRODYNEX is:  451 West 21st Avenue, Spokane, Washington 99203, telephone: (702) 722-9496.

The address of the executive offices of Zoydan Games is North 108 Washington Street, #102, Spokane, WA 99201; telephone:  (509) 747-8376.

Business Conducted

Business Conducted by Zoydan Games, Inc.

ZOYDAN is a Washington corporation that was organized on July 8, 2011 specifically to engage in the design, development and publishing of card game, party games and board games.  ZOYDAN has not conducted any significant business in the board and card game industry other than the design, development, licensing or acquisition of approximately 17 games that range from concept prototypes games to games that are currently be marketed to the general public by larger unrelated third party mass marketing companies.

Business Conducted by Hydrodynex, Inc.

HYDRODYNEX, a Nevada corporation based in Spokane, Washington, was founded on May 12, 2006, for the purpose of acquiring an exclusive North American license for the marketing and distribution rights of an anodic oxidation water disinfection product commonly referred to as the AO-System® technology.  The Company was not able to raise adequate capital to fund the required testing to secure certification by the EPA to commercialize the technology and the water treatment products in the U.S.

Terms of the Transaction

Regulatory Approvals

No known federal or state regulatory requirements must be complied with or approved in connection with the proposed transaction.

Reports, Opinions, Appraisals

No report, opinion or appraisal materially relating to the proposed transaction is referred to in this proxy statement.

Tax Effects

No taxable event will occur for HYDRODYNEX if and when the ZOYDAN assets are acquired by HYDRODYNEX for stock in the proposed transaction.

Past Contacts, Transactions or Negotiations

The only negotiations between HYDRODYNEX and ZOYDAN involved the discussion of the Option to Purchase Assets Agreement and the proposed Asset Purchase Agreement pursuant to which under certain conditions, HYDRODYNEX will exercise their option.  There have been no transactions between any of the parties or their affiliates to date.

There are no present or proposed material agreements, arrangements, understandings or relationships between the ZOYDAN or any of its executive officers, directors or controlling persons and HYDRODYNEX and their executive officers, directors, or controlling persons.

Selected Financial Data, Pro Forma Financial Information, Financial Information

Selected financial data and pro forma financial information are not applicable to HYDRODYNEX who is a small reporting company and ZOYDAN is a private company.  The financial information for HYDRODYNEX is disclosed in this proxy statement below.  Financial information of Zoydan Games is not material to the proposed transaction.

Option on Assets of Zoydan Games, Inc.

On June 18, 2014, HYDRODYNEX and ZOYDAN entered into a sixty (60) day Option to Purchase Assets Agreement, pursuant to which Zoydan Games, Inc. agreed to grant Hydrodynex, Inc. an option to purchase certain assets from ZOYDAN.  The option terminates on August 17, 2014, but was extended to September 15, 2014 by written consent of both companies.  To exercise its rights under the Asset Purchase Agreement, HYDRODYNEX will issue Forty Two million (42,000,000) shares of restricted common stock to ZOYDAN.  As a result of the issuance of the shares, the shareholders of ZOYDAN will hold a controlling interest in HYDRODYNEX.

The option to purchase the assets from ZOYDAN is contingent upon amending the 2006 Non-Qualified Stock Option and Stock Appreciation Rights Plan to increase the stock options available in the Plan from 1,000,000 shares to 5,000,000 shares which is described in Proposal number 2 of this Proxy Statement.

Zoydan Assets

ZOYDAN owns the following assets which will be exchanges for restricted common stock of HYDRODYNEX: (1) all right, title and interest in two exclusive master license agreements covering four existing and developed games; 2) goodwill; 3) ZOYDAN trademarks, domain names and web site; 4) all right, title and interest in ten games developed or under development; 5) approximately $15,000 in cash; and 6) future royalties from the sale of three games licensed to other unrelated game publishing companies.

Change of Control of HYDRODYNEX

After the exercise of the ZOYDAN option and the closing of the Asset Purchase Agreement involving in part the issuance of Forty Two million (42,000,000) shares of HYDRODYNEX common stock to ZOYDAN, which will be broken down and subsequently transferred to the Shareholders of the ZOYDAN.  The Shareholders of ZOYDAN will then hold approximately 88.0% of the outstanding shares of common stock of HYDRODYNEX, assuming the issuance of 42,000,000 million shares to ZOYDAN.

The current stockholders of HYDRODYNEX, who currently hold 2,874,880 shares of common stock, but will own twice that amount after a proposed 2-for-1 stock split is effected before the Asset Purchase Agreement is signed, will experience very substantial dilution as a result of the issuance of the shares by HYDRODYNEX to ZOYDAN, and will become minority shareholders in HYDRODYNEX.  After the closing of the transaction, the current director of HYDRODYNEX will appoint the nominees designated by ZOYDAN as members of the board of directors of HYDRODYNEX.  Subsequently, the current officer and director of HYDRODYNEX will presumably resign his position at HYDRODYNEX, clearing the way for the appointment of new executive officers by the new board of directors of HYDRODYNEX.  Assuming the receipt of authorization from HYDRODYNEX stockholders for the amendment of the Articles of Incorporation of HYDRODYNEX at the special meeting of stockholders, and the closing of the exercise of the ZOYDAN option pursuant to the Asset Purchase Agreement, HYDRODYNEX will change its corporate name to Zoydan Entertainment Corporation.

Information about the Parties to the Transaction

Information on Zoydan Games, Inc.

Zoydan Games, Inc., is a Washington corporation formed July 8, 2011.  See Option on Assets of Zoydan Games, Inc. above.  In the event the contemplated transaction, of which there is no assurance, the assets being transferred from ZOYDAN to HYDRODYNEX will be: (1) all right, title and interest in two exclusive master license agreements covering four developed games; 2) goodwill; 3) ZOYDAN trademarks, domain names and web site; 4) all right, title and interest in ten games developed or under development; 5) approximately $15,000 in cash; and 6) future royalties from the sale of three games licensed to other unrelated game publishing companies.

Information on Hydrodynex, Inc.

Hydrodynex, Inc., a Nevada Corporation, was founded on May 12, 2006, for the purpose of acquiring an exclusive North American license for the marketing and distribution rights of an anodic oxidation water disinfection product commonly referred to as the AO-System® technology.  The Company was not able to raise adequate capital to fund the required testing to secure certification by the EPA to commercialize the technology and the water treatment products in the U.S.

Description of Business

Introduction

Hydrodynex, Inc., a Nevada Corporation, was founded on May 12, 2006, for the purpose of acquiring an exclusive North American license for the marketing and distribution rights of an anodic oxidation water disinfection product commonly referred to as the AO-System® technology.

Hydrodynex’ Exclusive Technology License Agreement

We entered into a Marketing, Distribution and License Agreement with Hydrosystemtechnik GmbH September 3, 2007.  On August 30, 2006, we entered into an Amended Marketing, Distribution and License Agreement, or amended license agreement, with Hydrosystemtechnik, which has the same effective date as the original license agreement, September 3, 2007, and supersedes the original license agreement.  Under the amended license agreement, we were granted the right to sell water disinfection systems based on the AO-System® technology in all markets (except the dental market) in Canada, the United States, and Mexico on an exclusive basis for a period of three years after the effective date of the license agreement.  The license was to remain exclusive subject to Hydrodynex (a) leasing or purchasing an AO-System® prior to November 30, 2009, as extended by the licensor, and (b) obtaining, by March 3, 2010, verification and certification of the AO-System® technology by the U.S. EPA necessary for commercialization and selling water disinfection systems in whole or in part within the United States, and could be changed to a non-exclusive license at the choosing of the licensor if those items were not satisfied.  Specifically, to maintain the exclusivity of the license we were required achieve  minimum annual sales volume of 100.000 EUR in each business year subsequent to the third anniversary year after the effective date (Sept. 3, 2007), which we did not reach.  In addition, in order to maintain the exclusivity of the license, we were obligated to (a) make application to six states in the Western U.S. for certification of the AO-System® technology within 90 days after receiving the NSF and EPA verification, (b) sell, deliver and install at least one AO-System® in the U.S. in the two year exclusivity period following technology verification, and (c) we are required to demonstrate financial responsibility in the form of a bank credit line or equity funding of not less than $500,000 to accomplish the objectives necessary to retain the exclusivity of the license.  None of these criteria has been met.

Employees

Our President and Chief Executive Officer, Jerod C. Edington, performs employee like services for our company on a part time basis for no consideration.  Employee-like services provided by the officers and directors of HYDRODYNEX were compensated to them at the rate of $50.00 per hour, but no compensation was given in 2014 or 2013.  This individual has other employment and responsibilities outside of HYDRODYNEX.

Recent Events

To date, our sole activity has been to attempt to raise the necessary capital to implement our proposed business plan. Our business has not, however, achieved any significant success.  Since our inception to May 31, 2014, we generated no revenue, while incurring a loss of approximately $343,462 since inception.  On June 18 of 2014 we entered into a sixty day Option to Purchase Assets Agreement with Zoydan Games, Inc., a Washington corporation.  By mutual written consent this date was extended to September 15.  ZOYDAN granted an option to purchase all of its assets for the issuance of Forty Two million (42,000,000) shares of restricted common stock and stock purchase warrants to purchase Five Hundred Fifty Thousand (550,000) shares of restricted common stock at $.25 per share.  After the option is exercised and the asset purchase agreement is executed, our current business activities will cease and all future business will be conducted through HYDRODYNEX whose name will be changed to Zoydan Entertainment Corporation subject to the closing of the proposed transaction.

Description of Property

Our executive office is currently located at 451 West 21st Avenue, Spokane, WA 99203.  The 150 square foot office is provided by Jerod C. Edington, our President and CEO, at no cost to HYDRODYNEX.  This operating facility functions as our main operating facility. We believe our current premises are adequate for our current operations and we do not anticipate that we will require any additional premises until such time as we raise additional capital.

Legal Proceedings.

We know of no material existing or pending legal proceedings against our company, nor are we involved as a plaintiff in any material proceeding or pending litigation.  There are no proceedings in which any of our directors, officers or affiliates, or any registered or beneficial shareholder, is an adverse party or has a material interest adverse to our interest.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters.

Are presently not listed on any exchange.

The transfer agent of HYDRODYNEX is Nevada Agency and Transfer, Inc, 50 West Liberty Street, Suite 880 Reno, NV 89501.

As of May 31, 2014, there were 48 holders of record of HYDRODYNEX’ common stock, of which 2,874,880 were issued and outstanding.

We have never paid cash dividends on our common stock. We presently intend to retain future earnings, if any, to finance the expansion of our business and we do not anticipate that any cash dividends will be paid in the foreseeable future.  Our future dividend policy will depend on our earnings, capital requirements, expansion plans, financial condition and other relevant factors.

Recent Sales of Unregistered Securities; Use of Proceeds from Unregistered Securities

On January 31, 2014, the Company entered into a definitive agreement relating to the private placement of $3,000 of its securities through the sale of 30,000 shares of its common stock at $0.10 per share to an investor.  Upon closing of the private placement, there were no fees, commissions, or professional fees for services rendered in connection with the private placement.  The placement was arranged and undertaken by the officers of the Company.  The private placement of these securities was exempt from registration under pursuant to Section 4(2) of the Securities Act of 1933, as amended.  The company sold these restricted shares to further capitalize the Company in order to pay operating expenses and to execute its business plan.

Selected Financial Data

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

Supplementary Financial Information

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

Financial Statements

The following financial statements are on the following pages below:

Hydrodynex, Inc.

(A Development Stage Company)

February 28, 2014 and 2013

Index to the Financial Statements

CONTENTS	Page
Balance Sheets at February 28, 2014 (Unaudited) and May 31, 2013	10
Statements of Operations for the Three Months and Nine Months Ended February 28, 2014 and 2013, and for the Period from May 12, 2006 (Inception) through February 28, 2014 (Unaudited)	11
Statements of Cash Flows for the Nine Months Ended February 28, 2014 and 2013 and for the Period from May 12, 2006 (Inception) through February 28, 2014 (Unaudited)	12
Notes to the Financial Statements (Unaudited)	13

Hydrodynex, Inc.
(A Development Stage Company)
Balance Sheets

	February 28, 2014	May 31, 2013
Assets	(Unaudited)
Current Assets
Cash	$ 204	$ 2,076
Prepaid expenses	1,000	1,000
Total Current Assets	1,204	3,076

Total Assets	$ 1,204	$ 3,076

Liabilities and Stockholders' Deficit
Current Liabilities
Accounts payable	$ 11,083	$ 10,818
Licenses Fees Payable	27,367	25,977
Notes payable - related party	3,000	-
Advances from related parties	-	27,250
Total Current Liabilities	41,450	64,045

Total Liabilities	41,450	64,045

Commitments and Contingencies

Stockholders' Deficit
Preferred stock, $0.001 par value, 5,000,000 shares authorized,
none issued or outstanding	-	-
Common stock, $0.001 par value, 75,000,000 shares authorized,
2,874,880 and 2,299,980 shares issued and outstanding, respectively	2,875	2,300
Additional paid-in capital	309,868	280,193
Accumulated deficit	(352,989)	(343,462)
Total Stockholders' Deficit	(40,246)	(60,969)

Total Liabilities and Stockholders' Deficit	$ 1,204	$ 3,076

See accompanying notes to the financial statements.

Hydrodynex, Inc.
(A Development Stage Company)
Statements of Operations
(Unaudited)
					For the Period from
					May 12, 2006
	For the Three Months Ended		For the Nine Months Ended		(inception) through
	February 28, 2014	February 28, 2013	February 28, 2014	February 28, 2013	February 28, 2014
Operating Expense
Advertising and promotion	$ -	$ -	$ -	$ -	$ 5,560
Consulting fees - officer	-	-	-	-	61,000
Depreciation	-	65	-	150	1,288
Board of directors fees	-	-	-	-	2,750
General and administrative	667	1,842	812	1,936	36,091
Impairment of deferred license fees	-	-	-	-	68,175
Patent application costs	-	-	-	-	6,997
Travel	-	-	-	-	10,996
Professional fees	2,283	664	7,243	6,680	138,605
Total Operating Expenses	2,950	2,571	8,055	8,766	331,462

Loss from Operations	(2,950)	(2,571)	(8,055)	(8,766)	(331,462)

Other (Income) Expenses
Foreign currency transaction (gain) loss	155	437	1,390	1,487	570
Forgiveness of debt	-	-	-	-	(10,298)
Loss of advance on purchase	-	-	-	-	26,991
Interest expense	-	-	82	-	4,264
Total Other (Income) Expenses	155	437	1,472	1,487	21,527

Loss Before Income Taxes	(3,105)	(3,008)	(9,527)	(10,253)	(352,989)

Income Tax Provision			-	-	-

Net Loss	$ (3,105)	$ (3,008)	$ (9,527)	$ (10,253)	(352,989)

Net Loss per Share - Basic and Diluted	$ (0.00)	$ (0.00)	$ (0.00)	$ (0.00)

Weighted Average Common Shares Outstanding,
Basic and Diluted	2,854,318	2,299,880	2,667,637	2,299,880

See accompanying notes to the financial statements.

Hydrodynex, Inc.
(A Development Stage Company)
Statements of Cash Flows
(Unaudited)
			From the Period from
			May 12, 2006
	For the Nine Months Ended		(inceptions) through
	February 28, 2014	February 28, 2013	February 28, 2014
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$ (9,527)	$ (10,253)	$ (352,989)
Adjustments to reconcile net loss to net cash used in operations			-
Depreciation expense	-	150	1,288
Forgiveness of accounts payable	-	-	(1,677)
Write-off of prepaid patent applications costs	-	-	6,997
Loss on advance on purchase	-	-	26,991
Impairment of deferred license fees	-	-	68,175
Stock options issued for services	-	-	4,250
Amortization of discount on convertible notes payable	-	-	2,640
Changes in operating assets and liabilities:
Advances on purchases	-	-	(26,991)
Accounts payable and accrued expenses	265	4,722	19,468
Prepaid expenses	-	-	(1,000)
Interest payable	-	-	720
License fees payable	1,390	1,486	27,367
Net cash used in operating activities	(7,872)	(3,895)	(224,761)
Cash Flows from Investing Activities
Purchase of office equipment	-	-	(1,288)
Prepaid patent applications costs	-	-	(6,997)
Deferred license fees	-	-	(68,175)
Net cash used in investing activities	-	-	(76,460)
Cash Flows from Financing Activities
Accrued expenses - related party	-	-	37,600
Advances from officers	-	3,000	49,811
Repayment of advances from officers	-	(700)	(5,986)
Proceeds from notes payable- related party	3,000	-	3,000
Proceeds from convertible notes payable	-	-	12,000
Repayment of convertible notes payable	-	-	(3,000)
Proceeds from sale of common stock and warrants	3,000	-	208,000
Net cash provided by financing activities	6,000	2,300	301,425
Net Change in Cash	(1,872)	(1,595)	204
Cash, Beginning of Period	2,076	1,613	-
Cash, End of Period	$ 204	$ 18	$ 204
Supplemental Disclosure of Cash Flows Information
Interest paid	$ -	$ -	$ 3,680
Income taxes paid	$ -	$ -	$ -
Non-Cash Investing and Financing Activities
Warrants issued in connection with issuance of convertible debt	$ -	$ -	$ 2,640
Warrants issued for conversion of accrued expenses from officer	$ -	$ -	$ 37,600
Forgiveness of advance from officer	$ -	$ -	$ 275
Common shares issued for conversion of advance from officer	$ 27,250	$ -	$ 52,550
Warrants issued for conversion of accounts payable	$ -	$ -	$ 17,385
Common shares issued for conversion of interest payable	$ -	$ -	$ 720

See accompanying notes to the financial statements.

Hydrodynex, Inc.

(A Development Stage Company)

February 28, 2014 and 2013

Notes to the Financial Statements

(Unaudited)

Note 1 - Organization and Operations

Hydrodynex, Inc. (a development stage company) (“Hydrodynex” or the “Company”) was incorporated on May 12, 2006 under the laws of the State of Nevada for the purpose of the marketing and distribution of AO-System (Anodic Oxidation) water treatment units under an exclusive license agreement for the Territory of North America comprising the United States, Canada and Mexico.

Note 2 - Significant and Critical Accounting Policies and Practices

The Management of the Company is responsible for the selection and use of appropriate accounting policies and the appropriateness of accounting policies and their application.  Critical accounting policies and practices are those that are both most important to the portrayal of the Company’s financial condition and results, and require management’s most difficult, subjective, or complex judgments, often as a result of the need to make estimates about the effects of matters that are inherently uncertain.  The Company’s significant and critical accounting policies and practices are disclosed below as required by generally accepted accounting principles.

Basis of Presentation - Unaudited Interim Financial Information

The unaudited interim financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information, and with the rules and regulations of the United States Securities and Exchange Commission (“SEC”) to Form 10-Q and Article 8 of Regulation S-X.  Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for complete financial statements.  The unaudited interim financial statements furnished reflect all adjustments (consisting of normal recurring accruals) which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented.  Unaudited interim results are not necessarily indicative of the results for the full year.  These unaudited interim financial statements should be read in conjunction with the financial statements of the Company for the fiscal year ended May 31, 2013 and notes thereto contained in the information as part of the Company’s Annual Report on Form 10-K filed with the SEC on September 30, 2013.

Development Stage Company

The Company is a development stage company as defined by section 915-10-20 of the FASB Accounting Standards Codification.  The Company is still devoting substantially all of its efforts on establishing the business and its planned principal operations have not commenced.  All losses accumulated since inception have been considered as part of the Company’s development stage activities.

Fiscal Year

The Company elected June 30 as its fiscal year ending date upon formation.

On December 21, 2012, a board resolution authorized the change of the Company’s fiscal year end date from June 30 to May 31.  In connection with the change in its fiscal year end, the Company filed its Transition Report which covered the 11 month period beginning July 1, 2012 and ending May 31, 2013 and the historical activities of the fiscal year ended June 30, 2012.

Use of Estimates and Assumptions and Critical Accounting Estimates and Assumptions

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date(s) of the financial statements and the reported amounts of revenues and expenses during the reporting period(s).

Critical accounting estimates are estimates for which (a) the nature of the estimate is material due to the levels of subjectivity and judgment necessary to account for highly uncertain matters or the susceptibility of such matters to change and (b) the impact of the estimate on financial condition or operating performance is material. The Company’s critical accounting estimates and assumptions affecting the financial statements were:

(i)

Assumption as a going concern: Management assumes that the Company will continue as a going concern, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business;

(ii)

Valuation allowance for deferred tax assets: Management assumes that the realization of the Company’s net deferred tax assets resulting from its net operating loss (“NOL”) carry–forwards for Federal income tax purposes that may be offset against future taxable income was not considered more likely than not and accordingly, the potential tax benefits of the net loss carry-forwards are offset by a full valuation allowance. Management made this assumption based on (a) the Company has incurred recurring losses, (b) general economic conditions, and (c) its ability to raise additional funds to support its daily operations by way of a public or private offering, among other factors.

These significant accounting estimates or assumptions bear the risk of change due to the fact that there are uncertainties attached to these estimates or assumptions, and certain estimates or assumptions are difficult to measure or value.

Management bases its estimates on historical experience and on various assumptions that are believed to be reasonable in relation to the financial statements taken as a whole under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources.

Management regularly evaluates the key factors and assumptions used to develop the estimates utilizing currently available information, changes in facts and circumstances, historical experience and reasonable assumptions. After such evaluations, if deemed appropriate, those estimates are adjusted accordingly.

Actual results could differ from those estimates.

Fair Value of Financial Instruments

The Company follows paragraph 825-10-50-10 of the FASB Accounting Standards Codification for disclosures about fair value of its financial instruments and has adopted paragraph 820-10-35-37 of the FASB Accounting Standards Codification (“Paragraph 820-10-35-37”) to measure the fair value of its financial instruments. Paragraph 820-10-35-37 establishes a framework for measuring fair value in accounting principles generally accepted in the United States of America (U.S. GAAP), and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, Paragraph 820-10-35-37 establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels.  The three (3) levels of fair value hierarchy defined by Paragraph 820-10-35-37 are described below:

Level 1	Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.

Level 2	Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.

Level 3	Pricing inputs that are generally observable inputs and not corroborated by market data.

Financial assets are considered Level 3 when their fair values are determined using pricing models, discounted cash flow methodologies or similar techniques and at least one significant model assumption or input is unobservable.

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs.  If the inputs used to measure the financial assets and liabilities fall within more than one level described above, the categorization is based on the lowest level input that is significant to the fair value measurement of the instrument.

The carrying amounts of the Company’s financial assets and liabilities, such as cash, prepaid expenses, accounts payable, and license fee payable, approximate their fair values because of the short maturity of these instruments.

Transactions involving related parties cannot be presumed to be carried out on an arm's-length basis, as the requisite conditions of competitive, free-market dealings may not exist. Representations about transactions with related parties, if made, shall not imply that the related party transactions were consummated on terms equivalent to those that prevail in arm's-length transactions unless such representations can be substantiated.

Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Related Parties

The Company follows subtopic 850-10 of the FASB Accounting Standards Codification for the identification of related parties and disclosure of related party transactions.

Pursuant to Section 850-10-20 the related parties include a. affiliates of the Company; b. entities for which investments in their equity securities would be required, absent the election of the fair value option under the Fair Value Option Subsection of Section 825–10–15, to be accounted for by the equity method by the investing entity; c. trusts for the benefit of employees, such as pension and profit-sharing trusts that are managed by or under the trusteeship of management; d. principal owners of the Company; e. management of the Company; f. other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and g. other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

The financial statements shall include disclosures of material related party transactions, other than compensation arrangements, expense allowances, and other similar items in the ordinary course of business. However, disclosure of transactions that are eliminated in the preparation of consolidated or combined financial statements is not required in those statements. The disclosures shall include:  a. the nature of the relationship(s) involved; b. a description of the transactions, including transactions to which no amounts or nominal amounts were ascribed, for each of the periods for which income statements are presented, and such other information deemed necessary to an understanding of the effects of the transactions on the financial statements; c. the dollar amounts of transactions for each of the periods for which income statements are presented and the effects of any change in the method of establishing the terms from that used in the preceding period; and d. amounts due from or to related parties as of the date of each balance sheet presented and, if not otherwise apparent, the terms and manner of settlement.

Commitments and Contingencies

The Company follows subtopic 450-20 of the FASB Accounting Standards Codification to report accounting for contingencies. Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur.  The Company assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment.  In assessing loss contingencies related to legal proceedings that are pending against the Company or un-asserted claims that may result in such proceedings, the Company evaluates the perceived merits of any legal proceedings or un-asserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements.  If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, and an estimate of the range of possible losses, if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed.  Management does not believe, based upon information available at this time, that these matters will have a material adverse effect on the Company’s financial position, results of operations or cash flows. However, there is no assurance that such matters will not materially and adversely affect the Company’s business, financial position, and results of operations or cash flows.

The Company follows subtopic 450-20 of the FASB Accounting Standards Codification to report accounting for contingencies.  Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated.

Revenue Recognition

The Company follows paragraph 605-10-S99-1 of the FASB Accounting Standards Codification for revenue recognition.  The Company recognizes revenue when it is realized or realizable and earned less estimated future doubtful accounts.  The Company considers revenue realized or realizable and earned when all of the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) the product has been shipped or the services have been rendered to the customer, (iii) the sales price is fixed or determinable, and (iv) collectability is reasonably assured.

Foreign Currency Transactions

The Company applies the guidelines as set out in Section 830-20-35 of the FASB Accounting Standards Codification (Section 830-20-35) for foreign currency transactions.  Pursuant to Section 830-20-35 of the FASB Accounting Standards Codification, foreign currency transactions are transactions denominated in a currency other than U.S. Dollar, the Company’s functional currency.  Foreign currency transactions may produce receivables or payables that are fixed in terms of the amount of foreign currency that will be received or paid.  A change in exchange rates between the functional currency and the currency in which a transaction is denominated increases or decreases the expected amount of functional currency cash flows upon settlement of the transaction.  That increase or decrease in expected functional currency cash flows is a foreign currency transaction gain or loss that generally shall be included in determining net income for the period in which the exchange rate changes. Likewise, a transaction gain or loss (measured from the transaction date or the most recent intervening balance sheet date, whichever is later) realized upon settlement of a foreign currency transaction generally shall be included in determining net income for the period in which the transaction is settled.  The exceptions to this requirement for inclusion in net income of transaction gains and losses pertain to certain intercompany transactions and to transactions that are designated as, and effective as, economic hedges of net investments and foreign currency commitments.  Pursuant to Section 830-20-25 of the FASB Accounting Standards Codification, the following shall apply to all foreign currency transactions of an enterprise and its investees: (a) At the date the transaction is recognized, each asset, liability, revenue, expense, gain, or loss arising from the transaction shall be measured and recorded in the functional currency of the recording entity by use of the exchange rate in effect at that date as defined in section 830-10-20 of the FASB Accounting Standards Codification; and (b) At each balance sheet date, recorded balances that are denominated in a currency other than the functional currency of the recording entity shall be adjusted to reflect the current exchange rate.

Stock-Based Compensation for Obtaining Employee Services

The Company accounts for its stock based compensation in which the Company obtains employee services in share-based payment transactions under the recognition and measurement principles of the fair value recognition provisions of section 718-10-30 of the FASB Accounting Standards Codification. Pursuant to paragraph 718-10-30-6 of the FASB Accounting Standards Codification, all transactions in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable.  The measurement date used to determine the fair value of the equity instrument issued is the earlier of the date on which the performance is complete or the date on which it is probable that performance will occur.  If the Company is a newly formed corporation or shares of the Company are thinly traded the use of share prices established in the Company’s most recent private placement memorandum (PPM”), or weekly or monthly price observations would generally be more appropriate than the use of daily price observations as such shares could be artificially inflated due to a larger spread between the bid and asked quotes and lack of consistent trading in the market.

The fair value of share options and similar instruments is estimated on the date of grant using a Black-Scholes option-pricing valuation model.  The ranges of assumptions for inputs are as follows:

•

Expected term of share options and similar instruments: The expected life of options and similar instruments represents the period of time the option and/or warrant are expected to be outstanding.  Pursuant to Paragraph 718-10-50-2(f)(2)(i) of the FASB Accounting Standards Codification the expected term of share options and similar instruments represents the period of time the options and similar instruments are expected to be outstanding taking into consideration of the contractual term of the instruments and employees’ expected exercise and post-vesting employment termination behavior into the fair value (or calculated value) of the instruments.  Pursuant to paragraph 718-10-S99-1, it may be appropriate to use the simplified method, i.e., expected term = ((vesting term + original contractual term) / 2), if (i) A company does not have sufficient historical exercise data to provide a reasonable basis upon which to estimate expected term due to the limited period of time its equity shares have been publicly traded; (ii) A company significantly changes the terms of its share option grants or the types of employees that receive share option grants such that its historical exercise data may no longer provide a reasonable basis upon which to estimate expected term; or (iii) A company has or expects to have significant structural changes in its business such that its historical exercise data may no longer provide a reasonable basis upon which to estimate expected term. The Company uses the simplified method to calculate expected term of share options and similar instruments as the company does not have sufficient historical exercise data to provide a reasonable basis upon which to estimate expected term.

•

Expected volatility of the entity’s shares and the method used to estimate it.  Pursuant to ASC Paragraph 718-10-50-2(f)(2)(ii) a thinly-traded or nonpublic entity that uses the calculated value method shall disclose the reasons why it is not practicable for the Company to estimate the expected volatility of its share price, the appropriate industry sector index that it has selected, the reasons for selecting that particular index, and how it has calculated historical volatility using that index.  The Company uses the average historical volatility of the comparable companies over the expected contractual life of the share options or similar instruments as its expected volatility.  If shares of a company are thinly traded the use of weekly or monthly price observations would generally be more appropriate than the use of daily price observations as the volatility calculation using daily observations for such shares could be artificially inflated due to a larger spread between the bid and asked quotes and lack of consistent trading in the market.

•

Expected annual rate of quarterly dividends.  An entity that uses a method that employs different dividend rates during the contractual term shall disclose the range of expected dividends used and the weighted-average expected dividends.  The expected dividend yield is based on the Company’s current dividend yield as the best estimate of projected dividend yield for periods within the expected term of the share options and similar instruments.

•

Risk-free rate(s). An entity that uses a method that employs different risk-free rates shall disclose the range of risk-free rates used.  The risk-free interest rate is based on the U.S. Treasury yield curve in effect at the time of grant for periods within the expected term of the share options and similar instruments.

The Company’s policy is to recognize compensation cost for awards with only service conditions and a graded vesting schedule on a straight-line basis over the requisite service period for the entire award.

Equity Instruments Issued to Parties Other Than Employees for Acquiring Goods or Services

The Company accounts for equity instruments issued to parties other than employees for acquiring goods or services under guidance of Sub-topic 505-50 of the FASB Accounting Standards Codification (“Sub-topic 505-50”).

Pursuant to ASC Section 505-50-30, all transactions in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable.  The measurement date used to determine the fair value of the equity instrument issued is the earlier of the date on which the performance is complete or the date on which it is probable that performance will occur.  If the Company is a newly formed corporation or shares of the Company are thinly traded the use of share prices established in the Company’s most recent private placement memorandum (PPM”), or weekly or monthly price observations would generally be more appropriate than the use of daily price observations as such shares could be artificially inflated due to a larger spread between the bid and asked quotes and lack of consistent trading in the market.

The fair value of share options and similar instruments is estimated on the date of grant using a Black-Scholes option-pricing valuation model.  The ranges of assumptions for inputs are as follows:

•

Expected term of share options and similar instruments: Pursuant to Paragraph 718-10-50-2 of the FASB Accounting Standards Codification the expected term of share options and similar instruments represents the period of time the options and similar instruments are expected to be outstanding taking into consideration of the contractual term of the instruments and holder’s expected exercise behavior into the fair value (or calculated value) of the instruments.  The Company uses historical data to estimate holder’s expected exercise behavior.  If the Company is a newly formed corporation or shares of the Company are thinly traded the contractual term of the share options and similar instruments is used as the expected term of share options and similar instruments as the Company does not have sufficient historical exercise data to provide a reasonable basis upon which to estimate expected term.

•

Expected volatility of the entity’s shares and the method used to estimate it.  Pursuant to ASC Paragraph 718-10-50-2(f)(2)(ii) a thinly-traded or nonpublic entity that uses the calculated value method shall disclose the reasons why it is not practicable for the Company to estimate the expected volatility of its share price, the appropriate industry sector index that it has selected, the reasons for selecting that particular index, and how it has calculated historical volatility using that index.  The Company uses the average historical volatility of the comparable companies over the expected contractual life of the share options or similar instruments as its expected volatility.  If shares of a company are thinly traded the use of weekly or monthly price observations would generally be more appropriate than the use of daily price observations as the volatility calculation using daily observations for such shares could be artificially inflated due to a larger spread between the bid and asked quotes and lack of consistent trading in the market.

•

Expected annual rate of quarterly dividends.  An entity that uses a method that employs different dividend rates during the contractual term shall disclose the range of expected dividends used and the weighted-average expected dividends.  The expected dividend yield is based on the Company’s current dividend yield as the best estimate of projected dividend yield for periods within the expected term of the share options and similar instruments.

•

Risk-free rate(s). An entity that uses a method that employs different risk-free rates shall disclose the range of risk-free rates used.  The risk-free interest rate is based on the U.S. Treasury yield curve in effect at the time of grant for periods within the expected term of the share options and similar instruments.

Pursuant to ASC paragraph 505-50-25-7, if fully vested, non-forfeitable equity instruments are issued at the date the grantor and grantee enter into an agreement for goods or services (no specific performance is required by the grantee to retain those equity instruments), then, because of the elimination of any obligation on the part of the counterparty to earn the equity instruments, a measurement date has been reached. A grantor shall recognize the equity instruments when they are issued (in most cases, when the agreement is entered into). Whether the corresponding cost is an immediate expense or a prepaid asset (or whether the debit should be characterized as contra-equity under the requirements of paragraph 505-50-45-1) depends on the specific facts and circumstances. Pursuant to ASC paragraph 505-50-45-1, a grantor may conclude that an asset (other than a note or a receivable) has been received in return for fully vested, non-forfeitable equity instruments that are issued at the date the grantor and grantee enter into an agreement for goods or services (and no specific performance is required by the grantee in order to retain those equity instruments). Such an asset shall not be displayed as contra-equity by the grantor of the equity instruments. The transferability (or lack thereof) of the equity instruments shall not affect the balance sheet display of the asset. This guidance is limited to transactions in which equity instruments are transferred to other than employees in exchange for goods or services. Section 505-50-30 provides guidance on the determination of the measurement date for transactions that are within the scope of this Subtopic.

Pursuant to Paragraphs 505-50-25-8 and 505-50-25-9, an entity may grant fully vested, non-forfeitable equity instruments that are exercisable by the grantee only after a specified period of time if the terms of the agreement provide for earlier exercisability if the grantee achieves specified performance conditions. Any measured cost of the transaction shall be recognized in the same period(s) and in the same manner as if the entity had paid cash for the goods or services or used cash rebates as a sales discount instead of paying with, or using, the equity instruments. A recognized asset, expense, or sales discount shall not be reversed if a share option and similar instrument that the counterparty has the right to exercise expires unexercised.

Pursuant to ASC paragraph 505-50-30-S99-1, if the Company receives a right to receive future services in exchange for unvested, forfeitable equity instruments, those equity instruments are treated as unissued for accounting purposes until the future services are received (that is, the instruments are not considered issued until they vest). Consequently, there would be no recognition at the measurement date and no entry should be recorded.

Income Tax Provision

The Company follows paragraph 740-10-30-2 of the FASB Accounting Standards Codification, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are based on the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the Statements of Operations in the period that includes the enactment date.

The Company adopted the provisions of paragraph 740-10-25-13 of the FASB Accounting Standards Codification.  Paragraph 740-10-25-13.addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under paragraph 740-10-25-13, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent (50%) likelihood of being realized upon ultimate settlement. Paragraph 740-10-25-13 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures.  The Company had no material adjustments to its liabilities for unrecognized income tax benefits according to the provisions of paragraph 740-10-25-13.

The estimated future tax effects of temporary differences between the tax basis of assets and liabilities are reported in the accompanying consolidated balance sheets, as well as tax credit carry-backs and carry-forwards. The Company periodically reviews the recoverability of deferred tax assets recorded on its consolidated balance sheets and provides valuation allowances as management deems necessary.

Management makes judgments as to the interpretation of the tax laws that might be challenged upon an audit and cause changes to previous estimates of tax liability. In addition, the Company operates within multiple taxing jurisdictions and is subject to audit in these jurisdictions. In management’s opinion, adequate provisions for income taxes have been made for all years. If actual taxable income by tax jurisdiction varies from estimates, additional allowances or reversals of reserves may be necessary.

Uncertain Tax Positions

The Company did not take any uncertain tax positions and had no adjustments to its income tax liabilities or benefits pursuant to the provisions of Section 740-10-25 for the reporting period ended February 28, 2014 or 2013.

Net Income (Loss) per Common Share

Net income (loss) per common share is computed pursuant to paragraph of 260-10-45-10 of the FASB Accounting Standards Codification.  Basic net income (loss) per common share is computed by dividing net income (loss) by the weighted average number of shares of common stock outstanding during the period.  Diluted net income (loss) per common share is computed by dividing net income (loss) by the weighted average number of shares of common stock and potentially outstanding shares of common stock during the period to reflect the potential dilution that could occur from common shares issuable through stock options and warrants.

The following table shows number of potentially outstanding dilutive shares excluded from the diluted net income (loss) per share calculation as they were anti-dilutive:

	Potentially Outstanding Dilutive Common Shares
	For the Interim Period Ended February 28, 2014	For the Interim Period Ended February 28, 2013

Stock Option Shares

Stock options issued on June 30, 2008 under the 2006 Plan at $0.25 per share expired on June 30, 2013, five (5) years from the date of issuance, vested upon issuance	-	70,000

Warrant Shares

Warrants issued in connection with the conversion of consulting fees on September 30, 2011 with an exercise price of $0.01 per share and expiring three (3) years from the date of issuance	752,000	752,000

Warrants issued in connection with the conversion of a vendor payable on September 30, 2011 with an exercise price of $0.01 per share and expiring three (3) years from the date of issuance	167,700	167,700

Total potentially outstanding dilutive common shares	919,700	989,700

Cash Flows Reporting

The Company has adopted paragraph 230-10-45-24 of the FASB Accounting Standards Codification for cash flows reporting, classifies cash receipts and payments according to whether they stem from operating, investing, or financing activities and provides definitions of each category, and uses the indirect or reconciliation method (“Indirect method”) as defined by paragraph 230-10-45-24 of the FASB Accounting Standards Codification to report net cash flow from operating activities by adjusting net income to reconcile it to net cash flow from operating activities by removing the effects of (a) all deferrals of past operating cash receipts and payments and all accruals of expected future operating cash receipts and payments and (b) all items that are included in net income that do not affect operating cash receipts and payments.

Subsequent Events

The Company follows the guidance in Section 855-10-50 of the FASB Accounting Standards Codification for the disclosure of subsequent events. The Company will evaluate subsequent events through the date when the financial statements were issued.  Pursuant to ASU 2010-09 of the FASB Accounting Standards Codification, the Company as an SEC filer considers its financial statements issued when they are widely distributed to users, such as through filing them on EDGAR.

Recently Issued Accounting Pronouncements

In February 2013, the FASB issued ASU No. 2013-02, "Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income." The ASU adds new disclosure requirements for items reclassified out of accumulated other comprehensive income by component and their corresponding effect on net income. The ASU is effective for public entities for fiscal years beginning after December 15, 2013.

In February 2013, the Financial Accounting Standards Board, or FASB, issued ASU No. 2013-04, "Liabilities (Topic 405): Obligations Resulting from Joint and Several Liability Arrangements for which the Total Amount of the Obligation Is Fixed at the Reporting Date." This ASU addresses the recognition, measurement, and disclosure of certain obligations resulting from joint and several arrangements including debt arrangements, other contractual obligations, and settled litigation and judicial rulings. The ASU is effective for public entities for fiscal years, and interim periods within those years, beginning after December 15, 2013.

In March 2013, the FASB issued ASU No. 2013-05, "Foreign Currency Matters (Topic 830): Parent's Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity." This ASU addresses the accounting for the cumulative translation adjustment when a parent either sells a part or all of its investment in a foreign entity or no longer holds a controlling financial interest in a subsidiary or group of assets that is a nonprofit activity or a business within a foreign entity. The guidance outlines the events when cumulative translation adjustments should be released into net income and is intended by FASB to eliminate some disparity in current accounting practice. This ASU is effective prospectively for fiscal years, and interim periods within those years, beginning after December 15, 2013.

In March 2013, the FASB issued ASU 2013-07, “Presentation of Financial Statements (Topic 205): Liquidation Basis of Accounting.” The amendments require an entity to prepare its financial statements using the liquidation basis of accounting when liquidation is imminent. Liquidation is imminent when the likelihood is remote that the entity will return from liquidation and either (a) a plan for liquidation is approved by the person or persons with the authority to make such a plan effective and the likelihood is remote that the execution of the plan will be blocked by other parties or (b) a plan for liquidation is being imposed by other forces (for example, involuntary bankruptcy). If a plan for liquidation was specified in the entity’s governing documents from the entity’s inception (for example, limited-life entities), the entity should apply the liquidation basis of accounting only if the approved plan for liquidation differs from the plan for liquidation that was specified at the entity’s inception. The amendments require financial statements prepared using the liquidation basis of accounting to present relevant information about an entity’s expected resources in liquidation by measuring and presenting assets at the amount of the expected cash proceeds from liquidation. The entity should include in its presentation of assets any items it had not previously recognized under U.S. GAAP but that it expects to either sell in liquidation or use in settling liabilities (for example, trademarks). The amendments are effective for entities that determine liquidation is imminent during annual reporting periods beginning after December 15, 2013, and interim reporting periods therein. Entities should apply the requirements prospectively from the day that liquidation becomes imminent. Early adoption is permitted.

Management does not believe that any other recently issued, but not yet effective accounting pronouncements, if adopted, would have a material effect on the accompanying financial statements

Note 3 – Going Concern

The financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business.

As reflected in the financial statements, the Company had a deficit accumulated during the development stage at February 28, 2014 and had a net loss and net cash used in operating activities for the interim period then ended.  These factors raise substantial doubt about the Company’s ability to continue as a going concern.

The Company is attempting to commence operations and generate revenue; however, the Company’s cash position may not be sufficient to support its daily operations. While the Company believes in the viability of its strategy to generate sufficient revenue and in its ability to raise additional funds, there can be no assurances to that effect.  The ability of the Company to continue as a going concern is dependent upon its ability to further implement its business plan and generate sufficient revenue and its ability to raise additional funds.

The financial statements do not include any adjustments related to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Note 4 – Exclusive Technology License

On September 3, 2007 (“Effective Date”), the Company acquired an exclusive technology license (“Agreement”) for the Territory of North America, comprising Canada, the United States and Mexico to manufacture or assemble and market the AO-System water treatment system (AO – Anodic Oxidation) from Hydrosystemtechnik, GmbH (“Grantor”), a German corporation.  The Company has agreed to pay a licensing fee as follows: (i) €10,000 (equivalent to $13,635 at September 3, 2007) within 120 days of the  Effective Date; (ii) €20,000 (equivalent to $27,270 at September 3, 2007) on November 30, 2008; and (iii) €20,000 (equivalent to $27,270 at September 3, 2007) upon AO-System being certified and approved by the United States Environmental Protection Agency (“EPA”) for selling on a commercial basis in the United States, or €50,000 (equivalent to $68,175 at September 3, 2007) in aggregate, all of which are non-refundable and may be recouped from the future Product Royalty in perpetuity at ten percent (10%) of the Net Selling Price on all AO water treatment systems assembled or manufactured by the Company or a subcontract manufacture utilized by the Company and paid for by customers of the Company due and payable quarterly within 30 days from the last day of the quarter provided the Company exercises its right to manufacture or assemble AO-Systems.  In the event the Company does not manufacture or assemble AO-Systems, the Company pays no royalty on finished units purchased from  the licensor and resold to customers of the Company, the license fees will no longer be considered prepaid royalties and the Company will amortize prepaid royalties over the remaining legal life of the patent of

AO System, or estimated useful life, or the term of the contract, whichever is shorter in the event that the Company decides not to manufacture or assemble AO-System.

The Company’s exclusive license right to sell finished AO Units in the territory is contingent upon the Company achieving minimum annual sales volume as defined in Table 1 of Appendix B of this Agreement among other terms and conditions at the end of each business year, beginning with the third (3rd) anniversary after the effective date of this Agreement.  In the event the objectives defined in years three (3) through five (5) of Table 1 in Appendix B are not attained at the end of each business year, this agreement shall, at the option of the GRANTOR, automatically revert to a non-exclusive marketing agreement and the Company will no longer have the right in manufacturing or assembling of AO Systems.

The Company determined that the (iii) payment required under the exclusive license agreement upon approval of U.S. EPA is a contractual liability instead of contingent liability as the AO system has been certified and approved by the European Union for selling on a commercial basis in Europe and the United States Environmental Protection Agency’s certification and approval for selling on a commercial basis in the United States is a matter of procedure and recorded deferred license fees and related license fees payable of $68,175, €50,000 measured in U.S. Dollar at September 3, 2007, the transaction date upon signing of the Exclusive License Agreement.

The Company paid the first installment of €10,000 with $14,892 on December 17, 2007 and the second installment of €20,000 due on November 30, 2008 was paid with $26,486 on January 26, 2009.  The due date for the third installment of €20,000 is undeterminable pending on EPA approval.

The Company determined that since it is currently unable to secure EPA approval of the AO-System in order to begin selling in the United States within the time period specified in the agreement, the agreement has reverted to a non-exclusive marketing agreement.  Consequently, the Company impaired the entire balance of $68,175 of the deferred licensing fee on June 30, 2010.

Note 5 – Stockholders’ Deficit

Shares Authorized

Upon formation the aggregate number of shares which the Company shall have authority to issue is eighty million (80,000,000) shares, consisting of two classes to be designated, respectively, “Common Stock” and “Preferred Stock,” with all of such shares having a par value of $.001 per share.  The total number of shares of Preferred Stock that the Company shall have authority to issue is five million (5,000,000) shares.  The total number of shares of Common Stock that the Company shall have authority to issue is seventy five million (75,000,000) shares.

Common Stock

The Company was incorporated on May 12, 2006.  In May 2006, 200,000 shares of its common stock were sold to the Company’s founder and President at $0.01 per share for $2,000 in cash.

During the fiscal year ended June 30, 2007, the Company sold 300,000 shares of its common stock to the Company’s founder and President at $0.01 per share for $3,000 in cash.

During the fiscal year ended June 30, 2008, the Company sold 1,000,000 shares of its common stock at $0.10 per share for $100,000 in cash.

On November 25, 2008, the Company’s Board of Directors authorized a Regulation D, Rule 504 stock sale and entered into a definitive agreement relating to the private placement of $7,500 of its securities through the sale of 15,000 shares of its common stock at $0.50 per share inclusive of a stock warrant to purchase 15,000 shares of its common stock exercisable at $1.00 expiring three (3) years from the date of issuance with Ryan Edington, the brother of Jerod Edington, the Vice-president and Chief Operating Officer of the Company.  The fair value of these warrants granted, estimated on the date of grant, was $3,300, which has been recorded as additional paid-in capital, using the Black-Scholes option-pricing model with the following weighted-average assumptions:

Expected option life (year)	3

Expected volatility	163.00%

Risk-free interest rate	3.34%

Dividend yield	0.00%

On January 23, 2009, the Company sold 250,000 shares of its common stock at $0.20 per share to Ron Kunisaki, the then president of the company, for $50,000 in cash.

On July 25, 2009, pursuant to the Bridge Loan Agreement entered into by an entity and Hydrodynex, Inc., dated July 24, 2008, Triax Capital Management exercised the conversion rights of the promissory note at the agreed rate of $0.25 per share. The original loan to the Company was in the amount of $4,000, and the 365 days of interest at 8% per annum of $320, equates to a conversion value of 17,280 shares.

On August 23, 2009, pursuant to the Bridge Loan Agreement entered into by a non-affiliated individual and Hydrodynex, Inc., dated August 22, 2008, the loaner exercised the conversion rights of the promissory note at the agreed rate of $0.25 per share. The original loan to the Company was in the amount of $5,000, and the 365 days of interest at 8% per annum of $400, equates to a conversion value of 21,600 shares.

On September 26, 2009, the Company sold 30,000 shares of common stock at $0.25 per share for $7,500 in cash.

On November 9, 2009, the Company sold 140,000 shares of common stock at $0.25 per share for $35,000 in cash.

On September 30, 2011, the Company converted $16,300 in advances from an officer into 326,000 shares of common stock at $0.05 per share.

On September 30, 2011, the Chief Operating Officer of the company forgave a debt of $275 which was recorded as additional paid in capital.

On August 30, 2013, two creditors of the Company converted their loans due in the aggregate of $27,250 into common shares of the Company at $0.05 per share.  A total of 545,000 shares were issued in exchange for the loans.

On January 31, 2014, the Company entered into a definitive agreement relating to the private placement of $3,000 of its securities through the sale of 30,000 shares of its common stock at $0.10 per share to an investor.

Stock Option Plan

On May 19, 2006, the Company’s board of directors approved the adoption of the “2006 Non-Qualified Stock Option and Stock Appreciation Rights Plan” (“2006 Plan”) by unanimous consent.  The 2006 Plan was initiated to encourage and enable officers, directors, consultants, advisors and key employees of the Company to acquire and retain a proprietary interest in the Company by ownership of its common stock.  A total of 1,000,000 of the authorized shares of the Company’s common stock may be subject to, or issued pursuant to, the terms of the plan.  The Company’s policy is to recognize compensation cost for awards with only service conditions and a graded vesting schedule on a straight-line basis over the requisite service period for the entire award.  Additionally, the Company’s policy is to issue new shares of common stock to satisfy stock option exercises.

There are no outstanding and exercisable stock options as of February 28, 2014:

As of February 28, 2014, there were 1,000,000 shares remaining available for issuance under the 2006 Plan.

Warrants

(i) Warrants issued in 2011

On September 30, 2011, the Company converted $37,600 in accrued expenses - officer into warrants to purchase 752,000 shares of its common stock exercisable at $0.01 per share and expiring three (3) years from the date of issuance.  The Company valued these warrants issued at $30,080 on the date of grant using the Black-Scholes Option Pricing Model, and recorded both (i) the fair value of warrants of $30,080 and (ii) the difference between the fair value of warrants and accrued expenses – officer, the forgiveness of debt from officer of $7,520 as additional paid-in capital.

On September 30, 2011, the Company converted $8,385 in accounts payable into warrants to purchase 167,700 shares of its common stock exercisable at $0.01 per share, expiring thee (3) years from the date of issuance.  The Company valued these warrants issued at $6,708 on the date of grant using the Black-Scholes Option Pricing Model, and recorded (1) the fair value of warrants of $6,708 as additional paid-in capital and (2) the difference between the fair value of warrants and accounts payable of $1,677 forgiveness of debt.

The fair value of each warrant grant estimated on the date of grant uses the Black-Scholes option-pricing model with the following assumptions:

September 30, 2011
Expected option life (year)	3

Expected volatility	100.00%

Risk-free interest rate	0.42%

Dividend yield	0.00%

The table below summarizes the Company’s warrants activity though February 28, 2014:

	Number of Warrant Shares	Exercise Price Range Per Share	Weighted Average Exercise Price	Fair Value at Date of Issuance	Aggregate Intrinsic Value

Balance, June 30, 2008	-	$-	$-	$-	$-

Granted	27,000	1.00	1.00	5,940	-
Canceled	-	-	-	-	-
Exercised	-	-	-	-	-
Expired	-	-	-	-	-
Balance, June 30, 2009	27,000	1.00	1.00	5,940	-

Granted	-	-	-	-	-
Canceled	-	-	-	-	-
Exercised	-	-	-	-	-
Expired	-	-	-	-	-
Balance, June 30, 2010	27,000	1.00	1.00	5,940	-

Granted	-	-	-	-	-
Canceled	-	-	-	-	-
Exercised	-	-	-	-		-
Expired	-	-	-	-		-
Balance, June 30, 2011	27,000	1.00	1.00	5940	-

Granted	919,700	0.01	0.01	36,788	-
Canceled	-	-	-	-	-
Exercised	-	-	-	-	-
Expired	(27,000)	1.00	1.00	(5,940)	-
Balance, June 30, 2012	919,700	$0.01	$0.01	$36,788	$-

Granted	-	-	-	-	-
Canceled	-	-	-	-	-
Exercised	-	-	-	-	-
Expired	-	-	-	-	-
Balance, May 31, 2013	919,700	$0.01	$0.01	$36,788	$-

Granted	-	-	-	-	-
Canceled	-	-	-	-	-
Exercised	-	-	-	-	-
Expired	-	-	-	-	-
Balance, February 28, 3014	919,700	$0.01	$0.01	$36,788	$-

Earned and exercisable, February 28, 2014	919,700	$0.01	$0.01	$36,788	$-

Unvested, February 28, 2014	-	$0.01	$0.01	$-	$-

The following table summarizes information concerning outstanding and exercisable warrants as of February 28, 2014:

	Warrants Outstanding			Warrants Exercisable
Range of Exercise Prices	Number Outstanding	Average Remaining Contractual Life (in years)	Weighted Average Exercise Price	Number Exercisable	Average Remaining Contractual Life (in years)	Weighted Average Exercise Price
$0.01	919,700	0.59	$0.01	919,700	0.59	$0.01

Note 6 – Related Party Transactions

Advances from Officer

On October 11, 2011, the Chief Executive Officer of the Company advanced the Company $2,000 with no interest and an extended maturity date to June 30, 2013.  $200 of this advance was paid back on November 9, 2012.

On February 17, 2012, a related party of the Company advanced the Company $5,000 with no interest and a maturity date of June 30, 2012, which was subsequently extended to December 31, 2013.

On April 3, 2012, the Chief Executive Officer of the Company advanced the Company $10,000 with no interest and an extended maturity date to December 31, 2013.

On December 28, 2012, the Chief Executive Officer of the Company advanced the Company $1,000 with no interest and a maturity date of December 31, 2013.

On January 22, 2013, $500 was repaid on the advances due to the Chief Executive Officer.

On February 12, 2013, the Chief Executive Officer of the Company advanced the Company $2,000 with no interest and a maturity date of December 31, 2013.

On May 9, 2013, the Chief Executive Officer of the Company advanced the Company $5,600 with no interest and a maturity date of December 31, 2013.

On May 17, 2013, the Chief Executive Officer of the Company advanced the Company $300 with no interest and a maturity date of December 31, 2013.

On May 29, 2013, a related party of the Company advanced the Company $2,000 with no interest and a maturity date of December 31, 2013.

On August 30, 2013, the Company issued 545,000 unregistered shares of its common stock to its two creditors in exchange for all of the aforementioned outstanding loans in the aggregate of $27,250.  There was no accrued interest due.

Notes Payable - Officer

On September 20, 2013, the Chief Executive Officer of the Company advanced the Company $1,000 with no interest and a maturity date of September 20, 2014.

On October 23, 2013, the Chief Executive Officer of the Company advanced the Company $2,000 with no interest and a maturity date of October 23, 2014.

Free Office Space from Its Stockholder and Chief Operating Officer

The Company has been provided office space by its stockholder and Chief Executive Officer at no cost.  The management determined that such cost is nominal and did not recognize the rent expense in its financial statements.

Note 7 – Subsequent Events

The Company has evaluated all events that occur after the balance sheet date through the date when the financial statements were issued to determine if they must be reported.  The Management of the Company determined that there were no reportable subsequent events to be disclosed.

On April 19, 2014, the president of the company loaned the company $3,000 for a term of one year at 0% interest.

Management’s Discussion and Analysis of Financial Condition and Results of Operations.

CAUTIONARY STATEMENT FOR FORWARD-LOOKING STATEMENTS

THIS INFORMATION FROM OUR QUARTERLY REPORT ON FORM 10-Q CONTAINS “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND INVOLVES A HIGH DEGREE OF RISK AND UNCERTAINTY. ALL STATEMENTS, OTHER THAN STATEMENTS OF HISTORICAL FACTS, INCLUDED IN OR INCORPORATED BY REFERENCE INTO THIS FORM 10-Q ARE FORWARD-LOOKING STATEMENTS. IN ADDITION, WHEN USED IN THIS DOCUMENT, THE WORDS “ANTICIPATE,” “ESTIMATE,” “PROJECT,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS DUE TO RISKS AND UNCERTAINTIES THAT EXIST IN OUR OPERATIONS. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO CERTAIN RISKS, UNCERTAINTIES AND ASSUMPTIONS INCLUDING AMONG OTHERS, THE RISK THAT OUR PRODUCT DEVELOPMENT PROGRAMS WILL NOT PROVE SUCCESSFUL, THAT WE WILL NOT BE ABLE TO OBTAIN FINANCING TO COMPLETE ANY FUTURE PRODUCT DEVELOPMENT, THAT OUR PRODUCTS WILL NOT PROVE COMPETITVE IN THEIR MARKETS. THESE RISKS AND OTHERS ARE MORE FULLY DESCRIBED IN OUR MOST RECENT 10-K ANNUAL REPORT. SHOULD ONE OR MORE OF THESE RISKS OR UNCERTAINTIES MATERIALIZE, OR SHOULD UNDERLYING ASSUMPTIONS PROVE INCORRECT, ACTUAL RESULTS MAY VARY MATERIALLY FROM THOSE ANTICIPATED, ESTIMATED OR PROJECTED.

ALTHOUGH WE BELIEVE THAT THE EXPECTATIONS INCLUDED IN SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE, WE CANNOT GIVE ANY ASSURANCES THAT THESE EXPECTATIONS WILL PROVE TO BE CORRECT. WE UNDERTAKE NO OBLIGATION TO PUBLICLY RELEASE THE RESULT OF ANY REVISIONS TO SUCH FORWARD-LOOKING STATEMENTS THAT MAY BE MADE TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

The following discussion and analysis should be read in conjunction with our consolidated financial statements and the notes thereto appearing in Part I, Item 1.

General.

Hydrodynex, Inc. (“HYDRODYNEX”) was organized under the laws of the State of Nevada on May 12, 2006, and was engaged as an exclusive Licensee to sell water treatment devices in North American.

The total number of shares of common stock issued and outstanding are 2,874,880.  The total number of warrants for common stock issued and outstanding is 919,700.  .

On June 18, 2014 Zoydan Games, Inc. granted an option to purchase certain operating assets.  Such assets are related to certain interests in all operating assets owned by Zoydan (ZOYDAN Assets) and potential royalty income from games licensed out to other third party game manufacturing companies whose rights are owned by Zoydan Games, Inc.  The option may be exercised to purchase the ZOYDAN assets by the issuance of 42 million shares of common stock by HYDRODYNEX and 550,000 warrants exercisable for the equal number of shares of common stock at $0.25 per share.  The exercise of the option by HYDRODYNEX will also involve a change of control of HYDRODYNEX pursuant to which Shareholders of Zoydan Games, Inc., will become the majority shareholders of HYDRODYNEX and the board of directors and management of HYDRODYNEX will be replaced by nominees of ZOYDAN.

The Option to Purchase Asset Agreement is contingent only on the execution of the Asset Purchase Agreement are not completed by August 17, 2014, the Option to Purchase Asset Agreement will be void.  However, the parties executed a written agreement to extend the period of the option agreement until September 15, 2014.

Effective May 22, 2014, pursuant to unanimous written consent by the Board of Directors, subject to Shareholder approval, authorized an increase in the total common stock, $.001 par value, available in our 2006 Non-Qualified Stock Option and Stock Appreciation Rights Plan from one million (1,000,000) shares to five million (5,000,000) shares, to be granted to our officers, directors, consultants, advisors, and other key employees.

Results of Operations

Since Hydrodynex was formed on May 12, 2006, it has not earned any revenues and has incurred a net loss since its inception of $352,989 through February 28, 2014.  The following table provides selected financial data about our company for the interim period ended February 28, 2014 and May 31, 2013, respectively.

Balance Sheets Data	February 28, 2014	May 31, 2013
Cash	$204	$2,076
Prepaid expenses	1,000	1,000

Total assets	$1,204	$3,076
Total liabilities	$41,450	$64,045
Stockholders’ deficit	$(40,246)	$(60,969)

For the nine months ended February 28, 2014, our total operating expenses were $8,055 as compared to $8,766 for the nine months ended February 28, 2014.  Our operating expenses have decreased between these time periods by $711 and until the company receives additional financing, we do not presently expect our expenses to increase  throughout this current fiscal year as compared to the previous fiscal year.  The nine months ended February 28, 2014 included the following expenses:

1.  Professional fees including legal and Accounting - $7,243

2.  General and Administrative Fees - $812

Our cash in the bank at February 28, 2014 was $204.  Net cash used in operating activities during the nine months ended February 28, 2014 was $7,872, compared to net cash used in operating activities during the nine months ended February 28, 2013 of $3,895, a difference of $3,977.

Net cash provided by financing activities since inception through February 28, 2014 was $301,425 from the sale of our common stock and warrants, advances from officers, proceeds from convertible notes payable, and accrued expenses from a related party.  Net cash provided by financing activities for the nine months ended February 28, 2014 was $6,000 compared to net cash provided by financing activities of  $2,300 for the nine months ended February 28, 2013.

In their report on our May 31, 2013 audited financial statements, our auditors express an opinion that there is substantial doubt about our ability to continue as a going concern.  Our financial statements do not include any adjustments that may result from the outcome of this uncertainty.  We have been in the developmental stage and have had no revenues since inception.  Our continuation as a going concern is dependent upon future events, including our ability to raise additional capital and to generate positive cash flows.  There can be no assurances to that effect.

Liquidity and Capital Resources

Since inception, we have financed our operations from private placements of equity securities and loans from shareholders.  We do not have any available lines of credit.  As of February 28, 2014, we had cash in the amount of $204.  Net cash provided by financing activities was $6,000 during the nine months ended February 28, 2014.  We will need to raise additional capital, take loans, or generate revenue in May 2014 or curtail or cease our basic operations.  We need to raise a minimum of $400,000 to implement and complete the first phase of our business plan, as well as to renegotiate the terms of our license agreement, if possible, to allow us to continue our business plan.

On September 30, 2011, we converted $8,385 in account payables owed to a services provider and $37,600 in accrued consulting fees owed to an officer and director of the company into 919,700 three-year warrants, where one warrant entitles to purchase one share of our restricted common stock at an exercise price of $0.01 per share.

On September 30, 2011, we converted $16,300 in advances from officer and director Jerod Edington into restricted common shares at $0.05 per share.  A total of 326,000 shares were issued in this transaction.

Officer and director Jerod Edington advanced $8,900 to our company for working capital purposes during the eleven months ended May 31, 2013.  Such amount was unsecured, non-interest bearing, and matures on December 31, 2013.  $8,900 of this was converted to shares on August 30, 2013 at $0.05 per share.  A related party advanced $2,000 to our company for working capital purposes during the eleven months ended May 31, 2013.  Such amount was unsecured, non-interest bearing, and matures on December 31, 2013.  $2,000 of this was converted to shares on August 30, 2013 at $0.05 per share.

On August 30, 2013, we issued 545,000 unregistered shares of its common stock, par value $0.001, at $0.05 per share from our treasury to two creditors of Hydrodynex, Inc. in exchange for outstanding loans in aggregate of $27,250 and aggregate interest accrued of $0.  A total of 405,000 shares were issued to affiliate Jerod Edington, officer and director of Hydrodynex, in exchange for the $20,250 in loans due to him.  A total of 140,000 shares were issued to Marycliff Investment Corp., a related party entity owned by Jerod Edington's mother, Sherry Edington, in exchange for the $7,000 loans due to it.  In the issuance of the securities referenced under Item 1.01 of this report we are relying on the exemption from registration provided by Section 4(2) of the Securities Act of 1933 for sales to sophisticated investors given full disclosure.  We believed that Section 4(2) was available because the offer and sale did not involve a public offering and there was not general solicitation or general advertising involved in the offer or sale and no fees were paid in connection with the transaction.

On September 20, 2013, the Chief Executive Officer of the Company advanced the Company $1,000 with no interest and a maturity date of September 20, 2014.

On October 23, 2013, the Chief Executive Officer of the Company advanced the Company $2,000 with no interest and a maturity date of October 23, 2014.

On January 31, 2014, the Company entered into a definitive agreement relating to the private placement of $3,000 of its securities through the sale of 30,000 shares of its common stock at $0.10 per share to an investor.

As of February 28, 2014, the total amount of advances due to our Chief Executive officer and director was $3,000.  As of May 31, 2013, the total amount of advances due to a related party, other affiliates, or non-affiliates was $0.

We do not have sufficient capital resources to carry on operations past May 2014.  We cannot assure you that we will generate sufficient additional capital or revenues, if any, to fund our operations beyond May 2014, but we plan to raise additional capital in a private stock offering to secure funds needed to finance our plan of operation for at least the next twelve months, or enter into loans from existing shareholders to support operations.  We are pursuing potential equity financing, sub-licensing and other collaborative arrangements that may generate additional capital for us.  However, these are forward-looking statements, and there may be changes that could consume available resources before such time.  Our long term capital requirements and the adequacy of our available funds will depend on many factors, including the reporting company costs, public relations fees, technology verification costs, among others.

If we cannot generate sufficient financing or revenues to continue operations, we will have to suspend or cease operations.  By virtue of our inability to secure financing or generate revenues over the preceding year, we will begin to seek out other sources of cash, including new investors, joint venture and strategic partners or loans from our officers or directors.  If we cease operations, we do not know what we would do subsequently and we have no plans to do anything in such event.  We have no plans to dissolve statutorily at this time, under any circumstances.  We are engaged in general discussions with multiple companies who may be interested in acquiring us.  As of this date there is no definitive agreement signed and there is no assurance that any acquisition will be feasible in the future and in the event there is an acquisition, there is no assurance that it will be in the best interest of our shareholders.

Subsequent Events

On April 19, 2014, the president of the company loaned the company $3,000 for a term of one year at 0% interest.

Critical Accounting Policies and Estimates.

Critical Accounting Policies and Estimates

This discussion and analysis of our financial condition and results of operations are based on our financial statements that have been prepared under accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires our management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could materially differ from those estimates. All significant accounting policies have been disclosed in Note 2 to the financial statements included in this Form PRE 14-A.  Our critical accounting policies are:

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Foreign currency transactions

The Company has adopted the guidelines as set out in Statement of Financial Accounting Standards No. 52 “Foreign currency translation” (“SFAS No. 52”) for Foreign currency transactions.  Pursuant to Paragraph 15 of SFAS No. 52, foreign currency transactions are transactions denominated in a currency other than U.S. Dollar, the Company’s functional currency.  Foreign currency transactions may produce receivables or payables that are fixed in terms of the amount of foreign currency that will be received or paid.  A change in exchange rates between the functional currency and the currency in which a transaction is denominated increases or decreases the expected amount of functional currency cash flows upon settlement of the transaction. That increase or decrease in expected functional currency cash flows is a foreign currency transaction gain or loss that generally shall be included in determining net income for the period in which the exchange rate changes. Likewise, a transaction gain or loss (measured from the transaction date or the most recent intervening balance sheet date, whichever is later) realized upon settlement of a foreign currency transaction generally shall be included in determining net income for the period in which the transaction is settled. The exceptions to this requirement for inclusion in net income of transaction gains and losses pertain to certain intercompany transactions and to transactions that are designated as, and effective as, economic hedges of net investments and foreign currency commitments.  Pursuant to Paragraph 16, of SFAS No. 52, for other than forward exchange contracts as defined in paragraphs 17-19 of SFAS No. 52, the following shall apply to all foreign currency transactions of an enterprise and its investees: (a) At the date the transaction is recognized, each asset, liability, revenue, expense, gain, or loss arising from the transaction shall be measured and recorded in the functional currency of the recording entity by use of the exchange rate in effect at that date as defined in paragraphs 26-28 of SFAS No. 52; and (b) At each balance sheet date, recorded balances that are denominated in a currency other than the functional currency of the recording entity shall be adjusted to reflect the current exchange rate.

Quantitative and Qualitative Disclosure of Market Risk

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Vote Required

The holders of our Common Stock are entitled to one vote per share equal to the number of shares held by such person at the close of business on the record date.  As there is no cumulative voting, each stockholder shall cast all of his/her votes for each nominee of his/her choice or withhold votes from any or all nominees.  Unless a stockholder requests that voting of the proxy be withheld for any one or more of the nominees for directors by so directing on the proxy card, the shares represented by the accompanying proxy will be voted FOR the above-mentioned proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” AND SOLICITS PROXIES IN FAVOR OF RATIFICATION OF THE BOARD RESOLUTION AUTHORIZING THE ISSUANCE OF FORTY MILLION SHARES TO PURCHASE CERTAIN OPERATING ASSETS FROM ZOYDAN GAMES, INC. (ITEM 1 ON THE ENCLOSED PROXY CARD).

PROPOSAL 2
RATIFICATION OF THE BOARD RESOLUTION AUTHORIZING AN AMENDMENT OF

THE 2006 NON-STATUTORY AND NON-QUALIFIED STOCK OPTION AND

STOCK APPRECIATION RIGHTS PLAN TO INCREASE THE STOCK OPTIONS AVAILABLE

UNDER THE PLAN FROM 1,000,000 SHARES TO 5,000,000 SHARES

Summary

The Board of Directors of Hydrodynex, Inc. (“HYDRODYNEX”) on June 18, 2014, subject to stockholder approval, authorized the amendment to the 2006 Non-Statutory and Non-Qualified Stock Option and Stock Appreciation Rights Plan ("2006 Stock Option Plan"), pursuant to which the Board would be authorized to increase the numbers of shares available for issuance pursuant to stock options in the plan from 1,000,000 up to 5,000,000 incentive or non-statutory stock options and restricted shares of common stock to employees, officers, directors, consultants and advisors of HYDRODYNEX.  Under the terms of the proposed amended 2006 Stock Option Plan, the total number of stock options or restricted shares that the Board would be authorized to issue under the plan may be adjusted by the Board if HYDRODYNEX.  The full text of the proposed amended 2006 Stock Option Plan is attached hereto as Appendix A.

Purpose

Stock option plans are intended to encourage stock ownership in HYDRODYNEX by its officers, directors, employees, consultants and advisors in order to promote their interest in the success of our company and to encourage their continued affiliation.

Administration

The Board of Directors, or a committee of the Board if created in the future, will determine whether, when and on what terms the grant of stock options under the 2006 Stock Option Plan may be appropriate in connection with any of the foregoing purposes, without the possible expense and delay of a special meeting of stockholders.  The grant of stock options or restricted common shares under the 2006 Stock Option Plan may, among other things, involve a non-cash charge to earnings if the options are granted below the market price on the date of grant.  The issuance of additional shares of common stock upon exercise of the options granted pursuant to the 2006 Stock Option Plan will have a dilutive effect on stockholder’s equity and voting rights and may also adversely affect the market price of the common stock.

Options

Grant of Options

The date of grant of an Option is the date on which the Board makes the determination to grant the Option unless a different date is specified by the Board.  Option grants are evidenced by a written stock option grant.  HYDRODYNEX will receive no consideration for the granting of Options. Subject to the express provisions of the Plan, the exercise of an Option will be subject to such terms, conditions and restrictions as the Board may impose in its sole discretion, including restrictions concerning transferability, repurchase and forfeiture.

Options are exercisable on the terms set forth in the stock option grant; provided that no incentive stock option (“ISO”) will be exercisable after the expiration of ten years from the Option grant date, and no ISO granted to an employee who is a ten percent stockholder of HYDRODYNEX will be exercisable after the expiration of five years from the Option grant date.  The Board may accelerate the earliest exercise date of any Option.  Options will expire following the termination of employment or other service with HYDRODYNEX on the terms set forth in the stock option grant.

Stock option grants will impose a $100,000 limit to the aggregate fair market value (calculated as set forth in “Option Price” below) of stock with respect to which ISOs, whether granted under the Plan or any other ISO plan of HYDRODYNEX, are exercisable for the first time by an optionee during any calendar year.  The above limitations are driven by provisions of the Code and are subject to change in the event that the relevant sections of the Code or regulations promulgated thereunder are amended.

Option Price

The exercise price of a non statutory stock option (“NSSO”) shall be the price per share set by the Board or Committee.  The exercise price of an ISO will be no less than one hundred percent (100%) of the fair market value of the shares on the date the Option is granted, unless the person to whom the Option is granted is a ten percent (10%) stockholder of HYDRODYNEX in which case the exercise price will be not less than one hundred ten percent (110%) of the fair market value of the shares on the date the Option is granted.

For purposes of the Plan, the fair market value of a share of HYDRODYNEX’ common stock on a given date will be the mean between closing representative bid and ask prices per share of the stock as reported by the over the counter market (Bulletin Board) on the date of grant, as publicly reported, or the prior trading day if the market is closed on the date of grant.

The method of payment for shares issued upon exercise of Options granted under the Plan will be determined by the Board and may consist of cash, cancellation of indebtedness, other shares of HYDRODYNEX Common Stock and certain other methods permitted by law.

Plan Amendment and Termination

Except as described below, the Board of Directors may amend the Plan at any time or may terminate the Plan without stockholder approval except that, without approval of the stockholders, no such revision or amendment shall change the number of shares for which Options may be granted under the Plan, change the designation of the class of persons eligible to receive Options under the Plan, materially increase the benefits accruing to Optionees under the Plan, or decrease the price at which Incentive Stock Options may be granted.  The Plan will remain in effect until terminated by the Board of Directors, provided, however that no ISOs may be awarded under the Plan on or after the 10th anniversary of the later of the date the Board of Directors adopted the Plan or the date when the Board of Directors adopted the most recent increase in the number of shares available for issuance under the Plan that was approved by the stockholders of HYDRODYNEX.

Certain United States Federal Income Tax Information Regarding Options

Options granted under the Plan may be either ISOs, as defined in Section 422 of the Code, or NSSOs.

Incentive Stock Options

If an Option granted under the Plan is an ISO, the optionee will recognize no income as a result of the ISO grant and will incur no income tax liability at the time of exercise unless the optionee is subject to the alternative minimum tax. HYDRODYNEX will not be allowed a deduction for federal income tax purposes as a result of the exercise of the ISO regardless of the applicability of the alternative minimum tax.  Upon the sale or exchange of the shares at least two years after the grant of the option and one year after receipt of the shares by the optionee, any gain will be treated as long-term capital gain. I f these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of option exercise or the sale price of the stock.  HYDRODYNEX will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

Non Statutory Stock Options

All Options that do not qualify as ISOs under the Code are NSSOs.  Generally, an optionee will not recognize any taxable income at the time the optionee is granted a NSSO.  However, upon exercise of the Option, the optionee will recognize ordinary income for income tax purposes equal to the excess of the then fair market value of the shares over the exercise price.  The income recognized by an optionee who is also an employee of HYDRODYNEX will be subject to tax withholdings by HYDRODYNEX by payment in cash or out of the current earnings paid to the optionee. HYDRODYNEX will be allowed a deduction for federal tax purposes in an amount equal to the income recognized by the optionee so long as HYDRODYNEX has met all applicable withholding requirements and so long as the exercise of the option by optionee does not cause HYDRODYNEX to violate the limits on executive compensation set forth in Section 162(m) of the Code.  If the optionee holds such shares for more than one year following exercise of the option, any gain realized upon disposition will be treated as long-term capital gain.  If the shares are sold within one year after the exercise date, any gain realized upon disposition will be treated as short-term capital gain.  The gain realized upon disposition will be the excess, if any, of the sales price over the tax basis of the shares.

Tax Summary Only

The foregoing summary of the effect of federal income taxation upon the optionee and HYDRODYNEX with respect to the purchase of HYDRODYNEX’ shares under the Plan does not purport to be complete, and reference should be made to the applicable provisions of the Code. In addition, the summary does not discuss the provisions of the income tax laws of any municipality, state, or foreign country.

To date, none of the current directors have received any compensation for their services to HYDRODYNEX and as it grows, HYDRODYNEX will need to attract qualified and motivated employees, management and directors.  In the judgment of the Board of Directors, HYDRODYNEX needs to have a stock option plan to allow the company to have the flexibility to grant sufficient stock options to obtain necessary employees, management, directors and consultants and to retain the services of those parties in a competitive market for qualified personnel.  The number of stock options that the Board of Directors or its committee may grant in the future under the 2006 Stock Option Plan on an annual basis is not currently determinable.

Vote Required

The holders of our Common Stock are entitled to one vote per share equal to the number of shares held by such person at the close of business on the record date.  As there is no cumulative voting, each stockholder shall cast all of his/her votes for each nominee of his/her choice or withhold votes from any or all nominees.  Unless a stockholder requests that voting of the proxy be withheld for any one or more of the nominees for directors by so directing on the proxy card, the shares represented by the accompanying proxy will be voted FOR the above-mentioned proposal.  The amendment of the 2006 Stock Option Plan will be deemed authorized if a majority of the shares of common stock present at the Meeting, either in person or by proxy, and voting on the matter, votes in favor of the proposal.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE BOARD RESOLUTION AUTHORIZING AN AMENDMENT OF THE 2006 STOCK OPTION PLAN TO INCREASE THE STOCK OPTIONS AVAILABLE UNDER THE PLAN FROM 1,000,000 SHARES TO 5,000,000 SHARES.  (ITEM 2 ON THE ENCLOSED PROXY CARD).

PROPOSAL 3

AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE

NAME OF OUR COMPANY TO ZOYDAN ENTERTAINMENT CORPORATION

On May 22, 2014, our board of directors adopted a resolution authorizing an amendment to our company’s Articles of Incorporation to change the name of our company from Hydrodynex, Inc. to Zoydan Entertainment Corporation subject to the consent of the majority of shareholders and the completion of the acquisition of the ZOYDAN Assets.  A copy of the proposed Amended Articles of Incorporation is attached as Appendix B hereto.

Name Change of the Company

Our current Articles of Incorporation states that the name of our company is Hydrodynex, Inc.

On May 22, 2014, our Board of Directors unanimously approved, subject to majority stockholder approval, the Certificate of Amendment to change our name from “Hydrodynex, Inc.” to “Zoydan Entertainment Corporation”, predicated on the successful completion of a closing date related to the acquisition of the Zoydan assets, or any date thereto extended by the Board of Directors and upon the closing of the purchase of certain assets from Zoydan Games, Inc. pursuant to the Option to Purchase Assets Agreement. Please see our description of the proposed acquisition of the ZOYDAN Assets in Terms of the Transaction.

Purpose of Changing the Name of the Company

After the closing of the purchase of certain assets from Zoydan Games, Inc. pursuant to the Option to Purchase Assets Agreement, with the subsequent change in our board of directors and management, we intend to change our principal business activity from water treatment to development and marketing of card and board games.  The change in our corporate name will reflect the change in our business focus.  Please see our description of the proposed acquisition of the ZOYDAN Assets in Terms of the Transaction under Options on Assets of Zoydan Games, Inc. under Proposal 1 above.

Vote Required

The holders of our Common Stock are entitled to one vote per share equal to the number of shares held by such person at the close of business on the record date.  As there is no cumulative voting, each stockholder shall cast all of his/her votes for each nominee of his/her choice or withhold votes from any or all nominees.  Unless a stockholder requests that voting of the proxy be withheld for any one or more of the nominees for directors by so directing on the proxy card, the shares represented by the accompanying proxy will be voted FOR the above-mentioned proposal.  The amendment of the Articles of Incorporation as described in this proposal will be deemed authorized if a majority of the shares of common stock present at the Meeting, either in person or by proxy, and voting on the matter, votes in favor of the proposal.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE BOARD RESOLUTION AUTHORIZING AN AMENDMENT OF THE ARTICLES OF INCORPOTATION CHANGING THE NAME OF OUR COMPANY TO ZOYDAN ENTERTAINMENT CORPORATION. (ITEM 3 ON THE ENCLOSED PROXY CARD).

PROPOSAL 4

AMENDMENT TO THE ARTICLES OF INCORPORATION TO

INCREASE THE NUMBER OF AUTHORIZED SHARES

On May 22, 2014, our board of directors adopted a resolution authorizing an amendment to our company’s Articles of Incorporation to increase the number of authorized shares from 80,000,000 total, consisting of two classes of stock; 5,000,000 shares of preferred and 75,000,000 shares of common stock, to a total of 150,000,000 shares consisting of 5,000,000 shares of preferred stock and 145,000,000 shares of common stock, all with a par value of $0.001, subject to the consent of the majority of shareholders and the completion of the acquisition of the ZOYDAN Assets.  A copy of the proposed Amended Articles of Incorporation is attached as Appendix B hereto.

Increasing the Number of Authorized Shares

On May 22, 2014 our Board of Directors unanimously approved, subject to a majority of stockholder approval, increasing the number of authorized shares from 80,000,000 total, consisting of two classes of stock; 5,000,000 shares of preferred and 75,000,000 shares of common stock; to a total of 150,000,000 shares consisting of 5,000,000 shares of preferred stock and 145,000,000 shares of common stock, all with a par value of $0.001.

Vote Required

The holders of our Common Stock are entitled to one vote per share equal to the number of shares held by such person at the close of business on the record date.  As there is no cumulative voting, each stockholder shall cast all of his/her votes for each nominee of his/her choice or withhold votes from any or all nominees.  Unless a stockholder requests that voting of the proxy be withheld for any one or more of the nominees for directors by so directing on the proxy card, the shares represented by the accompanying proxy will be voted FOR the above-mentioned proposal.  The amendment of the Articles of Incorporation as described in this proposal will be deemed authorized if a majority of the shares of common stock present at the Meeting, either in person or by proxy, and voting on the matter, votes in favor of the proposal.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE BOARD RESOLUTION AUTHORIZING AN AMENDMENT OF THE ARTICLES OF INCORPOTATION CHANGING THE NAME OF OUR COMPANY TO ZOYDAN ENTERTAINMENT CORPORATION.  (ITEM 4 ON THE ENCLOSED PROXY CARD).

PROPOSAL NO. 5: ELECTION OF DIRECTORS

The Board of Directors

Our business is managed under the direction of our Board of Directors.  The Board of Directors has designated as nominees for re-election the director currently serving on the Board.  See "Nominees for Director" below for profiles of the nominees.  After the election of the directors at the Annual Meeting, our Board will have one director.

The Board believes that re-electing these incumbent directors will promote stability and continuity and expects that such directors will continue making substantial contributions to our company by virtue of their familiarity with, and insight into, our affairs accumulated during their tenure.

All of the nominees have indicated a willingness to continue serving as directors if elected, but if any of them should decline or be unable to act as a director, the proxy holders will vote for the election of another person or persons as the Board of Directors recommends.  We have no reason to believe that any nominee will be unavailable.

Nominees to the Board

The director nominee, and their age as of the date of the Annual Meeting, their position at Hydrodynex, and the period during which they have served as a director are set forth in the following table and paragraphs:

Name	Age	Position	Served as Director Since
Jerod Edington	36	CEO, CFO, COO, President, Vice President, Treasurer, Secretary, Director	2006

Jerod Edington, CEO, CFO, COO, President, Treasurer, Secretary, Vice President and Director.  Mr. Edington attended the University of Washington in Seattle, Washington.  He earned a B.S. in Zoology in 2000.  He did radiation cancer and tumor research at the University of Washington Medical center’s Radiation Oncology Dept. for two years, receiving the coveted Mary Gate’s Endowment award for undergraduate research.  He has also been worked in the TV/Film Production business for ten years as President of Naked Lumberjack Productions, Inc. from 2001 until 2011.  He is also a professional actor in the Screen Actors Guild unions.  He has been an officer and director of Hydrodynex since May 2006.  Since January 2013 he has been a director and the secretary for Dionysus Technology Concepts, Inc., an appliance marketing company.

Information Concerning the Board of Directors and Committees Thereof

The Board of Directors of Hydrodynex has not constituted any audit, nominating, governance or other board committees.  The functions of such committees are performed by the Board of Directors.

The Board of Directors considers director nominees based on the need to fill vacancies or to expand the Board, and also considers need to fill particular roles on the Board (e.g. independent director, financial expert, etc.) and evaluate candidates in accordance with its policies regarding director qualifications, qualities and skills.  The Board of Directors does not currently have a policy with regard to the consideration of any director candidates recommended by stockholders.  Given that Hydrodynex is a small development stage corporation, the Board of Directors has not deemed it timely to create board committees and develop policies with regard to stockholder nomination of director candidates.

During the year ended May 31, 2014, the Board of Directors did not meet, but acted through unanimous written consents.

EXECUTIVE COMPENSATION

Executive Officers

The executive officer of Hydrodynex, Inc. is Jerod Edington, CEO, CFO, COO, President, Treasurer, Secretary, Vice President and Director.

A.  Summary Compensation Table

The table below sets forth the aggregate annual and long-term compensation paid by us during the years ended May 31, 2014 and 2013 to our Chief Executive Officer, Jerod Edington, and former Chief Executive Officer, Ronald Kunisaki, who served as our President and Chief Executive Officer from February 6, 2009 to June 3, 2013 (the “Named Executive Officer”).  No executive officer’s salary and bonus exceeded $100,000 for the years ended May 31, 2014 and 2013.

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Non-Qualified Deferred Compensation Earnings ($) (h)	All other Compensation ($) (i)	Total ($) (j)
Ronald Kunisaki Former Pres, CEO, & Dir.	2014	0	0	0	0	0	0	0	0
	2013	0	0	0	0	0	0	0	0
Jerod Edington Pres, CEO, CFO, COO, VP, Treas, Sec, & Dir	2014	0	0	0	0	0	0	0	0
	2013	0	0	0	0	0	0	0	0

B. Narrative Disclosure to Summary Compensation Table

Former officer and director Ronald Kunisaki had not entered into a formal written employment agreement with Hydrodynex and has not been compensated in any manner to date for his service as our President and CEO since his appointment in February 2009.  Officer and director Jerod Edington had not entered into a formal written employment agreement with Hydrodynex and has not been compensated in any manner for his service as our President and CEO since his appointment in June 6, 2013.

C. Outstanding Equity Awards at Fiscal Year End

Former officer and director Ronald Kunisaki has not been granted any Hydrodynex stock options.  Officer and director Jerod Edington has options to purchase 25,000 shares at $0.25 per share that are exercisable currently and expire June 30, 203.

D. Compensation of Directors

The director of Hydrodynex was not paid for attending board meetings in 2013 or 2014.  One director and one former director were granted stock options in July 2008 for their work done in the year ending June 30, 2008.  Director Jerod Edington received 25,000 stock options and former director Peter Schmid received 15,000 stock options, all vesting immediately upon issue and expiring in July 2013.  They have expired.

Director Independence

The Board of Directors has determined that none of its members are currently “independent directors” as that term is defined in Rule 4200(a)(15) of the Marketplace Rules of the National Association of Securities Dealers.

Employment Contracts with Executive Officers and Termination of Employment and Change-in-Control Arrangements

Hydrodynex, Inc. does not have an employment contract with its Named Executive Officers.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

The following table sets forth, as of July 25, 2014, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors and executive officers.  The percentage of shares beneficially owned is based on 2,874,880 shares of common stock outstanding as of July 25, 2014.  Shares of common stock subject to stock options and warrants that are currently exercisable or exercisable within 60 days of July 25, 2014, are deemed to be outstanding for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.  Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.  Except as otherwise listed below, the address of each person is 451 West 21st Ave. Spokane, WA 99203.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class (1)
Jerod Edington, Vice Pres., COO, Dir. (1)	1,983,000 shares	55.1%
Ronald Kunisaki (2)	250,000 shares	8.8%
Marycliff Investment Corp. (3)	170,000 shares	6.0%
Executive officers and directors as a group 1 person (4)	1,983,000 shares	55.1%

(1)

Jerod Edington, President CEO, CFO, COO, VP, Treasurer, Secretary and director- The holdings of Mr. Edington include 1,231,000 shares of common stock, warrants to purchase 752,000 shares at $.01 per share that are exercisable currently or within 60 days of July 25, 2014.

(2)	Ronald Kunisaki- The holdings of Ronald Kunisaki include 250,000 shares of common stock
(3)

Marycliff Investment Corp- The holdings of Marycliff investment Corp. include 170,000 shares of common stock.  Sherry Edington, mother of officer and director Jerod Edington, has voting power of this entity.

(4)

The holdings of the executive officers and directors as a group include an aggregate of 1,231,000 shares of common stock and 752,000 shares at $.01 per share that are exercisable currently or within 60 days of July 25, 2014.

Stockholder Communications with the Board of Directors

We have not provided a formal process related to stockholder communications with the Board of Directors.  Any stockholder who desires to contact the Board of Directors or specific members of the Board may do so by writing to: The Board of Directors, Hydrodynex, Inc., 451 W. 21st Ave., Spokane, WA 99203.

Legal Proceedings.

To the best knowledge of the management of Hydrodynex, Inc., no director, officer, affiliate of Hydrodynex, Inc., owner of record or beneficially of more than 5% of any class of securities of Hydrodynex, Inc., or security holder is a party adverse to Hydrodynex, Inc. or has a material interest adverse to Hydrodynex, Inc. in any material legal proceeding.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the eleven months ended May 31, 2013, loans from officer and director, Jerod Edington, to Hydrodynex totaled $8,900.  The advances were unsecured, bore no interest and were due December 31, 2013.

During the fiscal year ended June 30, 2012, a $5,000 loan from a related party was received.  The advance was unsecured, bore no interest and is due June 30, 2013.

On September 30, 2011, we converted $16,300 in loans from officer and director, Jerod Edington, into restricted common shares of Hydrodynex at $0.05 per share.  A total of 326,000 shares were issued in this transaction.

On September 30, 2011, we converted $37,600 in accrued consulting fees owed to officer and director, Jerod Edington, into 752,000 three-year warrants, where one warrant entitles to purchase one share of our restricted common stock at an exercise price of $0.01 per share.

On September 30, 2011, officer and director, Jerod Edington, forgave a debt of $275 to Hydrodynex for no consideration.

On October 11, 2011, an officer and director, Jerod Edington, loaned Hydrodynex $2,000 to be reimbursed by June 30, 2013 with no interest due and was unsecured.

On April 3, 2012, an officer and director, Jerod Edington, loaned Hydrodynex $10,000 to be reimbursed by June 30, 2013 with no interest due and was unsecured.  This due date was extended to December 31, 2013.

On December 28, 2012, officer and director, Jerod Edington, advanced the Company $1,000 with no interest and a maturity date of December 31, 2013.

On January 22, 2013, $500 was repaid on the advances due to officer and director, Jerod Edington.

On February 12, 2013, officer and director, Jerod Edington, advanced the Company $2,000 with no interest and a maturity date of December 31, 2013.

On May 9, 2013, officer and director, Jerod Edington, advanced the Company $5,600 with no interest and a maturity date of December 31, 2013.

On May 17, 2013, officer and director, Jerod Edington, advanced the Company $300 with no interest and a maturity date of December 31, 2013.

On May 29, 2013, a related party of the Company advanced the Company $2,000 with no interest and a maturity date of December 31, 2013.

COMPLIANCE UNDER SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

The Shareholders of the Board of Directors, our executive officers and persons who hold more than 10% of our outstanding common stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which require them to file reports with respect to their ownership of our common stock and their transactions in such common stock.  Based solely upon the review of the Forms 3, 4 and 5 furnished to our company and certain representations made to our company, we believe that during 2013, the Shareholders of the Board of Directors, our executive Officers, and person(s) who hold more than 10% of our outstanding common stock did not timely filed all reports required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 with respect to transactions in equity securities of our company.  A Form 4 report was to be filed on August 30, 2013, but was not filed until September 26, 2013.

Vote Required

The holders of our Common Stock are entitled to one vote per share equal to the number of shares held by such person at the close of business on the record date.  As there is no cumulative voting, each stockholder shall cast all of his/her votes for each nominee of his/her choice or withhold votes from any or all nominees.  Unless a stockholder requests that voting of the proxy be withheld for any one or more of the nominees for directors by so directing on the proxy card, the shares represented by the accompanying proxy will be voted FOR election, as directors, of the above-mentioned five nominees.  If any nominee becomes unavailable for any reason (which event is not anticipated) to serve as a director at the time of the Annual Meeting, then the shares represented by such proxy may be voted for such other person as may be determined by the holders of such proxy.  Directors will be elected at the Annual Meeting by a plurality of the votes cast.  Directors are to be elected to hold office until the next annual meeting of stockholders and until their successors are elected and qualified, or until their earlier resignation or removal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” AND SOLICITS PROXIES IN FAVOR OF THE NOMINEE LISTED ABOVE.  (ITEM 5 ON THE ENCLOSED PROXY CARD).

PROPOSAL 6:  RATIFICATION OF APPOINTMENT OF

LI & COMPANY, PC, AS INDEPENDENT AUDITORS OF THE COMPANY

Independent Public Accountants

On September 21, 2009, the Registrant's Board of Directors approved the appointment of Li & Company, PC, Certified Public Accountants Skillman, New Jersey, as Hydrodynex' registered independent public accounting firm.

Audit services of Li & Company, PC include the examination of our financial statements and services related to filings with the Securities and Exchange Commission.

The Board of Directors, or any audit committee subsequently constituted, intends to meets with Li & Company, PC on a quarterly or more frequent basis.  At such times the Board of Directors or audit committee thereof, will review the services performed by Li & Company, PC, as well as the fees charged for such services.

Fees Billed to Hydrodynex by Li & Company, PC during Fiscal Year 2013 and 2012.

The aggregate fees billed by our principal accountant for services rendered during the eleven months ended May 31, 2013 and 2012, are set forth in the table below:

Fee Category	Eleven Months Ended May 31, 2013	Eleven Months Ended May 31, 2012
Audit fees (1)	$6,500	$9,000
Audit-related fees (2)	$0	$0
Tax fees (3)	$0	$0
All other fees (4)	$0	$0
Total fees	$6,500	$9,000

(1)

“Audit fees” consists of fees incurred for professional services rendered for the audit of annual financial statements, for reviews of interim financial statements included in our quarterly reports on Form 10-Q, and for services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)

“Audit-related fees” consists of fees billed for professional services that are reasonably related to the performance of the audit or review of our financial statements, but are not reported under “Audit fees.”

(3)	“Tax fees” consists of fees billed for professional services relating to tax compliance, tax advice and tax planning.
(4)	“All other fees” consists of fees billed for all other services, such as review of our registration statement on Form S-1 and EDGAR filing expenses.

Vote Required

Submission of the appointment of Li & Company, PC as our independent auditors for the fiscal year ending May 31, 2015 is not required.  However, the Board of Directors will reconsider the appointment if it is not approved by stockholders.  The appointment will be deemed ratified if a majority of the shares of Common Stock present, either in person or by proxy, and voting on the matter, votes in favor of the proposal.  Representatives from the principal accountant for the current year are not expected to be present at the annual meeting.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF LI & COMPANY, PC AS INDEPENDENT AUDITORS OF THE COMPANY’S FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING MAY 31, 2015 (ITEM NO. 6 ON THE PROXY CARD).

OTHER BUSINESS

The Board of Directors knows of no other matters to be presented at the Meeting.  If any other matter does properly come before the Meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgment.

PROXY SOLICITATION

We will pay reasonable expenses incurred in forwarding proxy material to the beneficial owners of shares and in obtaining the written instructions of such beneficial owners.  This Proxy Statement and the accompanying materials, in addition to being mailed directly to stockholders, will be distributed through brokers, custodians, nominees and other like parties to beneficial owners of shares of Common Stock.  We will bear the expenses of calling and holding the Meeting and the soliciting of proxies therefore.

We may consider the engagement of a proxy solicitation firm. Our directors, officers, and employees may also solicit proxies by mail, telephone, and personal contact.  They will not receive any additional compensation for these activities.

STOCKHOLDER PROPOSALS FOR AUGUST 25, 2014 ANNUAL MEETING

Proposals of our stockholders that are intended to be included in our proxy statement and presented by such stockholders at our August 25, 2014 Annual Meeting of Stockholders would have needed to be received no later than July 15, 2014.  Stockholders wishing to or propose other business at the August 25, 2014 Annual Meeting of Stockholders, but not intending to include such proposal in the Hydrodynex, Inc. proxy statement for such meeting, must give advance written notice us pursuant to our bylaws.  Our bylaws provide that notice of any such nomination or proposal must be received at our principal executive offices not less than 120 days prior to the date of a Meeting of Stockholders and must contain the information specified by our bylaws.  If this notice is not timely, then the nomination or proposal will not be brought before the Meeting of Stockholders.

ANNUAL REPORT AND OTHER FILED MATERIALS

A copy of our most recent Annual Report will not accompany this mailed proxy statement.  If you wish to receive a copy of our Annual Report on Form 10-K for the year ended May 31, 2013 with the proxy material, a copy of the Form 10-K will be made available (without exhibits), free of charge, to interested stockholders upon written request to Jerod Edington, 451 West 21st Avenue, Spokane, WA 99203, telephone (702) 722,9496.  The Annual Report on Form 10-K, including exhibits, and any of our other materials filed with the Securities and Exchange Commission (“SEC”) are available to read or copy at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  Our filed materials are also available online at the Securities and Exchange Commission’s EDGAR website at http://www.sec.gov, where the SEC maintains an internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically

By Order of the Board of Directors

July 25, 2014

/s/ Jerod Edington

Jerod Edington, President, CEO, CFO, COO, VP, Treasurer, Secretary

Appendix A

Amended 2006 Stock Option Plan:

HYDRODYNEX, INC.

 Non-Qualified Stock Option and Stock Appreciation Rights Plan

1.

Purpose.

This 2006 Stock Option Plan is intended to encourage stock ownership in Hydrodynex, Inc. by the officers, directors, employees, consultants, and advisors of the Company or its affiliates in order to promote their interest in the success of the Company and to encourage their continued affiliation.  All options granted under this 2006 Stock Option Plan are intended to be either (a) Incentive Stock Options or (b) Non-Statutory Stock Options.

2.

Definitions.

As used herein the following definitions shall apply:

"Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

“Advisor” shall mean an individual who provides bona fide services to the Company or Affiliate pursuant to a written contract.

"Affiliate" shall mean any corporation defined as a "parent corporation" or a "subsidiary corporation" by Code Section 424(e) and (f), respectively.

"Agreement" shall mean either a 2006 Incentive Stock Option Agreement or a 2006 Non-Statutory Stock Option Agreement, embodying the terms of the agreement between the Company and the Optionee with respect to Optionee's Option.

"Board" shall mean the Board of Directors of the Company.

"Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

"Company" shall mean Hydrodynex, Inc., a Nevada corporation.

"Consultant" shall mean any person who is placed on the Company's Consultants List by the Board and who agrees in writing to be included thereon.

"Disability" or "Disabled" shall mean the condition of being "disabled" within the meaning of Section 422(c)(6) of the Code or any successor provision.

"Director" shall mean an individual member of the Board.

“Disinterested Person” means a Non-Employee Director as defined in Rule 16b-3 of the Exchange Act of 1934, as amended.

"Employee" shall mean any salaried employee of the Company or its Affiliates, including those employees who are officers of the Company or its Affiliates.

"Fair Market Value" of Stock on a given date shall mean an amount per share as determined by the Board or its delegates by applying any reasonable valuation method determined without regard to any restriction other than a restriction which, by its terms, will never lapse.  Notwithstanding the preceding, if the Stock is traded upon an established stock exchange, then the "Fair Market Value" of Stock on a given date per share shall be deemed to be the average of the highest and lowest selling price per share of the Stock on the principal stock exchange on which the Stock is then trading or, if there was no trading of the Stock on that day, on the next preceding day on which there was such trading; if the Stock is not traded upon an established stock exchange but is quoted on a quotation system, the "Fair Market Value" of Stock on a given date shall be deemed to be the mean between the closing representative "bid" and "ask" prices per share of the Stock on such date as reported by such quotation system or, if there was no trading of the Stock on that day, on the next preceding day on which there was such trading.

"Incentive Stock Option" shall mean an option granted pursuant to the Plan which is designated by the Board or its delegates as an "Incentive Stock Option" and which qualifies as an incentive stock option under Section 422 of the Code or any successor provision.

"Non-Statutory Stock Option" shall mean a stock option granted pursuant to the Plan which is not an Incentive Stock Option.

"Option" shall refer to either or both an Incentive Stock Option or Non-Statutory Stock Option, as the context shall indicate.

"Optionee" shall mean the recipient of an Incentive Stock Option or a Non-Statutory Stock Option.

"Option Price" shall mean the price per share of Stock to be paid by the Optionee upon exercise of the Option.

"Option Stock" shall mean the total number of shares of Stock the Optionee shall be entitled to purchase pursuant to the Agreement.

"Plan" shall mean this HYDRODYNEX 2006 Stock Option Plan, as amended from time to time.

"Reporting Person" shall mean an Optionee who is required to file statements relating to his or her beneficial ownership of Stock with the SEC pursuant to Section 16(a) of the Act.

"Rule 16b-3" shall mean Rule 16b-3 (as amended from time to time), promulgated by the SEC under the Act, and any successor thereto.

"SEC" shall mean the Securities and Exchange Commission.

"Stock" shall mean the $0.001 par value Common Stock of the Company.

3.

Administration.

The Plan shall be administered by the Board; provided, however, that the Board may delegate all or any part of its authority to administer the Plan in its entirety or, with respect to any group or groups of persons eligible to receive Options hereunder, to such committee as the Board shall in its sole discretion determine.  Such committee shall be composed of not fewer than two Shareholders (the “Committee”), all of the Shareholders of which Committee shall be Disinterested Persons, if required.  Any Disinterested Person shall comply with the requirements of Rule 16b-3.  The Board or its Committee may adopt, amend and rescind such rules and regulations for carrying out the Plan and implementing agreements and take such actions as it deems proper.  The interpretation, construction and application by the Board or its Committee of any of the provisions of the Plan or any Option granted thereunder shall be final and binding on the Company, all Optionees, their legal representatives, and any person who may acquire an Option directly from an Optionee by permitted transfer, bequest or inheritance.  Reference to administrative acts by the Board in the Plan shall also refer to acts by its Committee, unless the context otherwise indicates.  Whether or not the Board has delegated administrative authority, the Board has the final power to determine all questions of policy or expediency that may arise in administration of the Plan.

4.

Eligibility.

Only Employees are eligible to receive Incentive Stock Options under the Plan.  Employees, Officers, Directors, Consultants and Advisors of the Company or its Affiliates are eligible to receive Non-Statutory Stock Options under the Plan.

No person shall be eligible to receive an Option for a larger number of shares than is recommended for him or her by the Board.  Any Optionee may hold more than one Option (whether Incentive Stock Options, Non-Statutory Stock Options, or both, but only on the terms and conditions and subject to the restrictions set forth herein.

Incentive Stock Options granted to an Employee who owns stock at the time the Incentive Stock Option is granted, representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company and its Affiliates, shall be granted at an Option Price at least one hundred ten percent (110%) of the Fair Market Value of the Stock at the time the Incentive Stock Option is granted.  In determining ownership of Stock by an Employee, the attribution standards set forth in Code Section 424(d) shall be applicable.

5.

Stock Subject to the Plan.

Options granted under the Plan shall be for shares of the Company's authorized but unissued or re-acquired Stock.  The aggregate number of shares of Stock which may be subject to Options pursuant to the Plan shall not exceed five million (5,000,000)

shares, unless adjusted by the Board pursuant to Paragraph 6(l).  Stock issued under other stock option plans of the Company shall not be counted against the maximum number of shares that can be issued under the Plan.

In the event that any outstanding Option expires or is terminated for any reason, the shares of Stock allocable to the unexercised portion of such Option may again be subject to an Option under the Plan.

If an Optionee pays all or part of any Option Price with shares of Stock, the number of shares deemed to be issued to the Optionee (and counted against the maximum number of shares that can be issued under the Plan) shall be the number of shares transferred to the Optionee by the Company, less the number of shares transferred by the Optionee to the Company as payment.  Stock issued on the exercise of an Option which is forfeited in accordance with the conditions contained in the grant by the Optionee after issuance shall be deemed to have never been issued under the Plan and, accordingly, shall not be counted against the maximum number of shares that can be issued under the Plan.  Notwithstanding the terms of the previous two sentences, the maximum number of shares for which Incentive Stock Options may be issued under the Plan shall be five million (5,000,000) shares, subject to adjustment by the Board as provided under Paragraph 6(l), regardless of the fact that under the terms of the preceding sentences, a lesser number of shares is deemed to be issued pursuant to the exercise of Incentive Stock Options.

6.

Terms and Conditions of Options.

The Board or its delegates shall authorize the granting of all Options under the Plan with such Options to be evidenced by Incentive Stock Option Agreements or Non-Statutory Stock Option Agreements, as the case may be.  Each Agreement shall be in such form as the Board may approve from time to time.  Each Agreement shall comply with and be subject to the following terms and conditions:

(a)

Type of Option; Number of Shares.  Each particular Option Agreement shall state the type of Options to be granted (whether Incentive Stock Options or Non-Statutory Stock Options) and the number of shares to which the Option pertains.  Under no circumstances shall the aggregate Fair Market Value of the Stock (determined as of the time the Option is granted) with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all incentive stock option plans of the Company and its Affiliates) exceed $100,000.

(b)

Option Price.  Each particular Option Agreement shall state the Option Price.  The Option Price for an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value per share of Stock on the date the Incentive Stock Option is granted.  The Option Price for a Non-Statutory Stock Option shall be the price per share of Stock set by the Board or its delegates.

(c)

Certificate Legends.  Certificates for shares of Stock issued and delivered to Reporting Persons may be legended, as the Board deems appropriate, if required by the provisions of any applicable rule or regulation.

(d)

Medium and Time of Payment.  The aggregate Option Price shall be payable upon the exercise of the Option and shall be paid in any combination of:

(i)

United States cash currency;

(ii)

a cashier's or certified check to the order of the Company;

(iii)

a personal check acceptable to the Company;

(iv)

to the extent permitted by the Board, shares of Stock of the Company (including previously owned Stock or Stock issuable in connection with the Option exercise), properly endorsed to the Company, whose Fair Market Value on the date of exercise equals the aggregate Option Price of the Option being exercised; or

(v)

to the extent permitted by the Board, the Optionee's entering into an agreement with the Company, whereby a portion of the Optionee's Options are terminated and where the "built-in gain" on any Options which are terminated as part of such agreement equals the aggregate Option Price of the Option being exercised.  The Company may establish, from time to time, procedures for a “cashless exercise” of options. "Built-in gain" means the excess of the aggregate Fair Market Value of any Stock otherwise issuable on exercise of a terminated Option, over the aggregate Option Price otherwise due the Company on such exercise.

The Board may permit deemed or constructive transfer of shares in lieu of actual transfer and physical delivery of certificates.  Except to the extent prohibited by applicable law, the Board may take any necessary or appropriate steps in order to facilitate the payment of any such Option Price.  Without limiting the foregoing, the Board may cause the Company to loan the Option Price to the Optionee or to guarantee that any Stock to be issued will be delivered to a broker or lender in order to allow the Optionee to borrow the Option Price.  The Board, in its sole and exclusive discretion, may require satisfaction of any rules or conditions in connection with payment of the Option Price at any particular time, in any particular form, or with the Company's assistance.  If Stock used to pay any Option Price is subject to any prior restrictions imposed in connection with any plan of the Company (including this Plan), an equal number of the shares of Stock acquired on exercise shall be made subject to such prior restrictions in addition to any further restrictions imposed on such Stock by the terms of the Optionee's Agreement or by the Plan.

(e)

Vesting.  The total number of shares of Stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal).  The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised.  During the remainder of the term of the Option (if its term extends beyond the end of the installment periods), any unexercised Option Stock may be exercised from time to time.

(f)

Duration of Options.  Each particular Option Agreement shall state the term of the Option; provided, however, that all Incentive Stock Options granted under this Plan shall expire and not be exercisable after the expiration of ten (10) years from the date granted; provided, further, that any Incentive Stock Option granted to an Employee who owns stock at the time the Incentive Stock Option is granted representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company and its Affiliates shall expire and not be exercisable after the expiration of five (5) years from the date granted.  Non-Statutory Stock Options shall expire and not be exercisable after the date set by the Board or its delegates in the particular Option Agreement, or on any later date subsequently approved by the Board or its delegates.

(g)

Exercise of Options.

(i)

Each particular Option Agreement shall state when the Optionee's right to purchase Stock pursuant to the terms of an Option are exercisable in whole or in part, provided, however, that Incentive Stock Options shall not be exercisable by an Employee more than 90 days after the date that the employment of such Employee is voluntarily or involuntarily terminated, except in the case of death or disability of the Employee as provided below.  Subject to the earlier termination of the right to exercise the Options as provided under this Plan, Options shall be exercisable in whole or in part as the Board, in its sole and exclusive discretion, may provide in the particular Option Agreement, as amended.  The Board may at any time increase the percentage of an Option that is otherwise exercisable under the terms of a particular Option Agreement.  The Board, in its sole and exclusive discretion, may permit the issuance of Stock underlying an Option prior to the date the Option is otherwise exercisable, provided such Stock is subject to repurchase rights which expire pro rata as the Option would otherwise have become exercisable.

(ii)

If the Optionee does not exercise in any one (1) year period the full number of shares to which he or she is then entitled to exercise, the Optionee may exercise those shares in any subsequent year during the term of the Option.

(h)

Transfer of Options.  An Option shall not be transferable except by will or by the laws of decent and distribution, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person, except as specifically provided for by the Board.  An attempted non-permitted transfer of an Option shall be void.

(i)

Disability of Optionee.  In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option, but only within twelve (12) months from the date of such termination (or such shorter period specified in the Option Agreement), and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).  If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan.  If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

(j)

Death of Optionee.  In the event of the death of an Optionee, the Option may be exercised, at any time within sixteen (16) months following the date of death (or such other period specified in the Option Agreement but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death.  If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan.  If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

(k)

Termination of Employment or Relationship as an Officer, Director, Consultant or Advisor.  In the event that an Optionee who is an Employee, Officer, Director, Consultant or Advisor of the Company or its Affiliates shall cease to be employed by or perform services for the Company or its Affiliates prior to the Option's expiration date (other than upon the Optionee's death or Disability), the exercise of Options held by such Optionee shall be subject to such limitations on the periods of time during which such Options, except for Incentive Stock Options limitations under section 6(g)(i) herein, may be exercised as may be specified in the particular Option Agreement, as amended, between the Optionee and the Company.  Whether authorized leave of absence or absence for military or governmental service shall constitute termination of employment for purposes of the Plan shall be determined by the Board in their sole and exclusive discretion.  No provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Company for any period of specific duration.

(l)

Recapitalization.

(i)

The number of shares issuable under the Plan and the number and amount of the Option Stock and the Option Price of outstanding Options may be proportionately adjusted by the Board, in its sole and exclusive discretion, for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares, or for the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company in order to preclude the dilution or enlargement of benefits under the Plan.

(ii)

The Board, in its sole and exclusive discretion, may make such equitable adjustments to the Plan and outstanding Options as it deems appropriate in order to preclude the dilution or enlargement of benefits under the Plan, upon exchange of all of the outstanding stock of the Company for a different class or series of capital stock or the separation of assets of the Company, including a spin-off or other distribution of stock or property by the Company.

(iii)

If the Company shall be the surviving corporation in any merger or consolidation, each outstanding Option shall pertain to and apply to the securities to which a holder of the number of shares of Option Stock would have been entitled.  A dissolution or liquidation of the Company, a merger (other than a merger the principal purpose of which is to change the state of the Company's incorporation) or consolidation in which the Company is not the surviving corporation, a reverse merger in which the Company is the surviving corporation but the Company's Common Stock outstanding immediately preceding the merger is converted by virtue of the merger into other property, or other capital reorganization in which more than fifty percent (50%) of the Company's Common Stock is exchanged (unless the dissolution or liquidation plan, merger or consolidation agreement or capital reorganization corporate documents expressly provide to the contrary) shall cause each outstanding Option to terminate, provided, that each Optionee shall, immediately prior to such event, have the right to exercise his or her Option in whole or in part, unless the Option in connection with such event is either to be assumed by the successor corporation or parent thereof, or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, or the Option is to be replaced by a comparable cash incentive program of the successor corporation based on the value of the Option on the date of such event.  Notwithstanding the preceding, if, within one (1) year from the date of such event, an Employee's employment is involuntarily terminated, then the Employee's outstanding Options, if any, shall become immediately exercisable.

(iv)

All adjustments required by the preceding paragraphs shall be made by the Board, whose determination in that respect shall be final, binding and conclusive, provided, that adjustments shall not be made in a manner that causes an Incentive Stock Option to fail to continue to qualify as an "incentive stock option" within the meaning of Code Section 422.

(v)

Except as expressly provided in this Paragraph 6(l), an Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, or the payment of any stock dividend, or any other increase in the number of shares of stock of any class by reason of any dissolution, liquidation, merger, consolidation, reorganization, or separation of assets, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or amount of the Option Stock or the Option Price of outstanding Options.

(vi)

The grant or existence of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure, or to merge, consolidate, dissolve, liquidate or sell, or transfer all or any part of its business or assets.

(m)

Rights as a Shareholder.  An Optionee shall not have rights as a shareholder with respect to any shares until the date of the issuance of a stock certificate to him or her for such shares.  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date of issuance of such stock certificate, except as provided in Paragraph 6(l) above.

(n)

Modification, Extension and Renewal of Options.  Subject to the terms and conditions of the Plan, the Board may modify (including lowering the Option Price or changing Incentive Stock Options into Non-Statutory Stock Options), extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options under this Plan and/or other stock option plans of the Company (to the extent not previously exercised) and authorize the granting of new Options in substitution therefor.  Notwithstanding the foregoing, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted under the Plan.

(o)

Securities Compliance.  The Company may require any Optionee, or any person to whom an Option is transferred under subsection 6(d), as a condition of exercising any such Option, (1) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock.  These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.  Unless an Optionee could otherwise exercise a Stock Option or dispose of Stock delivered upon exercise of a Stock Option granted under the Plan without incurring liability under Section 16(b) of the Exchange Act, at least six months shall elapse from the date of acquisition of the Stock Option to the date of disposition of its underlying Stock.

(p)

Transfer and Exercise of Options.  To the extent required by Code Section 422, each Incentive Stock Option shall state that it is not transferable or assignable by Optionee otherwise than by will or the laws of descent and distribution, and that during an Optionee's lifetime, such Incentive Stock Option shall be exercisable only by the Optionee.

(q)

Other Provisions.  Each Option Agreement may contain such other provisions, including without limitation, restrictions upon the exercise or transferability of the Option, as the Board may deem advisable.  Any Incentive Stock Option Agreement shall contain such limitations and restrictions upon the exercise of the Incentive Stock Option as shall be necessary in order that such Incentive Stock Option shall be an "incentive stock option" as defined in Code Section 422, or to conform to any change in the law.

(r)

Withholding Taxes.  When the Company becomes required to collect federal and state income and employment taxes in connection with the exercise of an Option ("withholding taxes"), the Optionee shall promptly pay to the Company the amount of such taxes in cash, unless the Board permits or requires payment in another form.  Subject to such conditions as it may require, the Board, in its sole discretion, may allow an Optionee to reimburse the Company for payment of withholding taxes with shares of Stock.  If an Optionee is a Reporting Person at the time of exercise and is given an election to pay any withholding taxes with Stock, the Board shall have sole discretion to approve or disapprove such election.

7.

Term of Plan.

The Board may suspend or terminate the Plan at any time.  Unless sooner terminated, the Plan shall not extend beyond a date ten (10) years from the date of adoption hereof by the Board.  No Incentive Stock Options or Non-statutory Stock Options may be granted under the Plan while the Plan is suspended or after it is terminated.  Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Option was granted.

8.

Amendment of Plan.

With respect to any shares at the time not subject to Options, the Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend the Plan in any respect whatsoever, except that, without approval of the stockholders, no such revision or amendment shall change the number of shares for which Options may be granted under the Plan, except as provided in Section 6(l), change the designation of the class of persons eligible to receive Options under the Plan, materially increase the benefits accruing to Optionees under the Plan, or decrease the price at which Incentive Stock Options may be granted.  Furthermore, without the approval of the stockholders, the Plan may not be amended in any manner that will cause Incentive Stock Options issued under it to fail to meet the requirements of "incentive stock options" as defined in Code Section 422.  The Board may amend the Plan from time to time to the extent necessary to comply with any applicable law, rule or other regulatory requirement.

9.

Application of Funds.

The proceeds received by the Company from the sale of Stock pursuant to the exercise of an Option will be used for general corporate purposes.

10.

No Obligation to Exercise Option.

The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

11.

Indemnification.

In addition to such other rights of indemnification as they may have as Directors, Employees or agents of the Company, the Directors, or any individuals who are delegated authority by the Board to administer the Plan, shall be indemnified by the Company against: (i) their reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder; and (ii) against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company), or paid by them in satisfaction of a judgment in any such action,. suit or proceeding, except in actions to matters as to which it shall be adjudged in such action, suit or proceeding that such Director or individual is liable for negligence or misconduct in the performance of his duties; this indemnification is expressly conditioned upon the indemnified party, within ninety (90) days after institution of any such action, suit or proceeding, offering the Company in writing the opportunity, at its own expense, to handle and defend the same.

12.

Approval of Stockholders.

The portions of the Plan dealing with Incentive Stock Options shall take effect immediately, but cannot be amended or modified unless approved by the stockholders of the Company's preferred (if any) and Common Stock, which approval must occur within a period commencing twelve (12) months before and ending twelve (12) months after the date the Plan is adopted by the Board.  Nothing in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including the right of the Company to grant Non-Statutory Options for proper corporate purposes.

Appendix B

Proposed Amended Articles of Incorporation

AMENDED ARTICLES OF INCORPORATION

Formerly HYDRODYNEX, INC., now ZOYDAN ENTERTAINMENT CORPORATION

The undersigned, being a citizen of the United States of America and over the age of twenty-one (21) years, for the purpose of forming a corporation under the Nevada Revised Statutes, states the following:

ARTICLE I

Name

The name of this corporation is ZOYDAN ENTERTAINMENT CORPORATION.

ARTICLE II

Registered Agent/Office

The registered agent is Ryan Edington, whose business address is 875 E. Silverado Ranch Blvd. #2171; Las Vegas, NV 89123.

ARTICLE III

Purposes

The purpose for which this Corporation is organized is to engage in any activity and all lawful activities for which Corporations may be organized under the Corporation Law of the State of Nevada, as amended.

ARTICLE IV

Authorized Stock

The Corporation is authorized to issue two class of stock, designated "Common Stock" and “Preferred Stock.”  The total number of shares of stock authorized shall be One Hundred Fifty Million shares consisting of One Hundred Million (145,000,000), par value $0.001 per share of Common Stock and Five Million (5,000,000), par value $0.001 per share of Preferred Stock.  Any and all shares of stock may be issued, reissued, transferred or granted by the Board of Directors, as the case may be, to persons, firms, corporations, and associations, and for such lawful consideration, and on such terms, as the Board of Directors shall have the authority pursuant to the Nevada Revised Statutes, to set, by resolution, the particular designation, preferences and relative, participating, optional or other special rights and qualification, limitations or restriction of any class of stock or any series of stock within any class of stock issued by this Corporation.

ARTICLE V

Duration

The Corporation's period of duration shall be perpetual.

ARTICLE V

Board of Directors

The governing board of this Corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the bylaws of this corporation, provided that the number of the directors shall not be reduced to less than two (2), except that, in cases where all the shares of the Corporation are owned beneficially and of record by either one or two stockholders, the number of directors may be less than two (2) but not less than the number of stockholders.

The names and post office addresses of the First Board of Directors, which shall be one (2) in number is as follows:

NAME

ADDRESS

Hans Werner Huss

1328 S. Bundy, #2

Los Angeles, CA. 90025

Jerod Edington

230 E Bethany Rd.

Suite #128

Burbank.CA  91504

The Board of Directors shall be limited to not less than two (2) or more than nine (9), subject to the provisions set forth above.

Directors of the Corporation need not be residents of the State of Nevada and need not own shares of the Corporation's stock.

ARTICLE VI

Authority of Board of Directors

 In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

Subject to the Bylaws, if any, adopted by the stockholders, to make alter or amend by Bylaws of the Corporation.

To fix the amount to be reserved as working capital over and above its capital stock paid in; to authorize and to cause to be executed mortgages and liens upon the real and personal property of this Corporation.

ARTICLE VIII

Shareholders' Meetings

Meetings of the stockholders may be held at such place within or without the State of Nevada, if the By-laws so provide.  The books of the Corporation may be kept (subject to any provisions contained in the statutes) outside the State of Nevada at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

ARTICLE IX

Incorporators

The name and of the two incorporators signing these Articles of Incorporation is set forth below:

NAME

ADDRESS

Hans Werner Huss

1328 S. Bundy, #2

Los Angeles, CA. 90025

Jerod C. Edington

230 E Bethany Road #128

Burbank.CA  91504

ARTICLE X

Indemnification

The Corporation shall, to the fullest extent permitted by the Nevada Revised Statutes, as the same may be amended and supplemented, indemnify any and all personals who it shall have power to indemnify under this section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.  Pursuant to the Revised Nevada Statutes, the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by the court of the competent jurisdiction that he/she is not entitled to be indemnified by the Corporation.

ARTICLE XI

Director Indemnification for Breach of Fiduciary Duty

To the fullest extent permitted by the Revised Nevada Statutes, as the same exists or may hereafter be amended, a director or officer of this Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer of the Corporation.

ARTICLE XII

Non-Assessable Stock

The capital stock of this Corporation shall not be assessable to pay the debts of the Corporation.

ARTICLE XIII

Non Cumulative Voting

At each election of directors, every shareholder entitled to vote as such election has the right to vote, in person or by proxy, the number of shares of stock held by him for as many personas as there are directors to be elected.  No cumulative voting for directors shall be permitted.

ARTICLE XIV

No Preemptive Rights with Common Stock

All shareholders are denied preemptive rights regarding additional shares of Common Stock of this Corporation.

ARTICLE XV

Related Party Transactions

No contracts or other transactions between the Corporation and any other corporation, and no act of the Corporation shall in any way be affected or invalidated by the fact that any of the directors of the corporation are pecuniarily or otherwise interested in, or are directors or officers of, such other corporations; and any director individually, or any firm of which any director may be a member, may be a party to, or may be pecuniarily or otherwise interested in, any contracts or transactions of the Corporation, provided that the fact that he/she or such firm is so interested shall be fully disclosed or shall have been known to the Board of Directors of the Corporation or a majority thereof.

ARTICLE XVI

Right to Amend Articles

The Corporation reserves the right to amend, alter, change or repeal any provisions contained in these Articles of Incorporation, in the manner now or hereafter prescribed in the By-laws of the corporation, and all rights and powers conferred herein prescribed in the By-laws of the corporation, and all rights and powers conferred herein on shareholders and directors are subject to this reserved power.

DATED ___________________

By:  /s/ Jerod C. Edington

     ----------------------------

     Jerod C. Edington, President

PROXY BALLOT

1.

Ratify the Board Resolution authorizing the issuance of forty two million (42,000,000) shares to purchase certain assets from Zoydan Games, Inc., a transaction which will involve a change in control of our company.

FOR ☐  AGAINST ☐  ABSTAIN ☐

2.

Ratify the Board Resolution authorizing an amendment of the 2006 Non-Statutory and Non-Qualified Stock Option and Stock Appreciation Rights Plan to increase the stock options available under the Plan from 1,000,000 shares to 5,000,000 shares.

FOR ☐  AGAINST ☐  ABSTAIN ☐

3.

Ratify the Board Resolution authorizing the amendment of our Articles of Incorporation changing the name of the corporation to Zoydan Entertainment Corporation.

FOR ☐  AGAINST ☐  ABSTAIN ☐

4

Ratify the Board Resolution authorizing the increase of the number of authorized shares from 80,000,000 total, consisting of two classes of stock; 5,000,000 shares of preferred and 75,000,000 shares of common stock; to a total of 150,000,000 shares consisting of 5,000,000 shares of preferred stock and 145,000,000 shares of common stock, all with a par value of $0.0001.

FOR ☐  AGAINST ☐  ABSTAIN ☐

5.

Ratify the appointment of Li & Company, PC as our independent auditors for the year ending May 31, 2015.

FOR ☐  AGAINST ☐  ABSTAIN ☐

6.

Elect a Board of one (1) director, to serve until the 2015 annual meeting of stockholders or until their successors are duly elected and qualified

FOR ☐  AGAINST ☐  ABSTAIN ☐

7.

To consider and act upon such other matters as may properly come before the Meeting and any adjournment thereof.

FOR ☐  AGAINST ☐  ABSTAIN ☐

Mark here for address change and note at right

☐

Mark here if you plan to attend the meeting

☐

______________________________________________________________________________

PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE RETURN ENVELOPE ENCLOSED.

______________________________________________________________________________

If stock is held jointly, signature should include both names.  If stock is held by executors, administrators, trustees, guardians and others signing in a representative capacity, please give full title.  If stock is held by a corporation, please sign in full corporate name and give name and title of authorized officer.  If stock is held by a partnership, please sign in partnership name by authorized person.

Signature: _________________________________________  August  ___, 2014

Signature: _________________________________________  August  ___, 2014